UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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NORTHWEST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 6, 2018

Dear Stockholder:

We cordially invite you to attend the 2018 Annual Meeting of Stockholders of Northwest Bancshares, Inc., the parent company of Northwest Bank. The Annual Meeting will be held at The Struthers Library Theatre, located at 302 W. Third Avenue, Warren, Pennsylvania, at 11:00 a.m. (Pennsylvania time) on April 18, 2018.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Northwest Bancshares, Inc. Our directors and officers, as well as a representative from our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of four directors, the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2018, the consideration of an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement and the approval of the Northwest Bancshares, Inc. 2018 Equity Incentive Plan.

Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Northwest Bancshares, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Under rules established by the Securities and Exchange Commission, we sent the majority of those stockholders who are eligible to vote at the Annual Meeting a notice that explains how to access their proxy materials, including our 2017 Annual Report, online, rather than in traditional printed form. The notice also explains the steps our eligible stockholders can follow in order to vote their shares online or by telephone. If you are among the stockholders who received the notice explaining this process and would prefer to receive your proxy materials in the traditional printed format, the notice also explains how to arrange to have the printed materials sent to you in the mail. If you are among those who received their proxy materials in printed form, rather than the notice, please note that you may still access these materials and vote your shares online by going to the following website: www.proxyvote.com.

Please take a moment now to cast your vote via the Internet or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ William J. Wagner
William J. Wagner
Chairman of the Board and Chief Executive Officer

NORTHWEST BANCSHARES, INC.

100 Liberty Street

Warren, Pennsylvania 16365

(814) 726-2140

NOTICE OF

2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 18, 2018

Notice is hereby given that the 2018 Annual Meeting of Stockholders of Northwest Bancshares, Inc. will be held at The Struthers Library Theatre, 302 W. Third Avenue, Warren, Pennsylvania, on April 18, 2018 at 11:00 a.m., Pennsylvania time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of four directors;

2.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2018;

3.	An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement;

4.	The approval of the Northwest Bancshares, Inc. 2018 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 23, 2018, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET OR TELEPHONE VOTING OPTIONS EXPLAINED ON YOUR PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF NORTHWEST BANCSHARES, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Richard K. Laws
Richard K. Laws
Executive Vice President and Corporate Secretary

Warren, Pennsylvania

March 6, 2018

NORTHWEST BANCSHARES, INC.

Proxy Statement

NORTHWEST BANCSHARES, INC.

100 Liberty Street

Warren, Pennsylvania 16365

(814) 726-2140

2018 ANNUAL MEETING OF STOCKHOLDERS

April 18, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northwest Bancshares, Inc. to be used at the 2018 Annual Meeting of Stockholders of Northwest Bancshares, Inc., which will be held at The Struthers Library Theatre, 302 W. Third Avenue, Warren, Pennsylvania, on April 18, 2018, at 11:00 a.m., Pennsylvania time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 9, 2018.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on February 23, 2018 are entitled to one vote for each share then held. As of February 23, 2018, there were 102,577,620 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR all nominees proposed by the Board, to withhold authority for all nominees or to vote for all except one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of KPMG LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote against the ratification; or (iii) abstain from voting on such ratification. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the abstain box has been selected on the proxy card, is required for the approval of this matter.

As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, a stockholder may: (i) vote FOR the resolution; (ii) vote against the resolution; or (iii) abstain from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the abstain box has been selected on the proxy card, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on Northwest Bancshares, Inc. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on Northwest Bancshares, Inc. or the Board of Directors.

As to the approval of the Northwest Bancshares, Inc. 2018 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote against the approval; or (iii) abstain from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the abstain box has been selected on the proxy card, is required for the approval of this matter.

As provided in Section D of Article 5 of our Articles of Incorporation, record holders of shares owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of this 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Northwest Bancshares, Inc. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person and whether a person is an affiliate of or has an arrangement or agreement with another person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by Northwest Bancshares, Inc. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

If you have selected a broker or other intermediary to hold your common stock rather than having them directly registered with our transfer agent, American Stock Transfer & Trust Company, LLC, you will receive instructions directly from your broker or other intermediary in order to vote your shares. Your brokerage firm may also provide the ability to vote your proxy by telephone or online. Please be advised that if you choose to not vote your proxy, your brokerage firm only has the authority under applicable stock market rules to vote your shares “FOR” or “against” routine matters. The ratification of the appointment of the independent registered public accounting firm is deemed to be a routine matter. Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary.

We are utilizing Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners, unless they have directed us to provide the materials in a different manner or hold shares of our common stock through our stock-based benefit plans. The Notice provides instructions on how to access and review all of the important information contained in the Company’s Proxy Statement and Annual Report to Stockholders, as well as how to cast a vote. Stockholders who receive the Notice and who would still like to receive a printed copy of the proxy materials can find instructions for requesting these materials included in the Notice. We plan to mail the Notice to stockholders by March 9, 2018.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of February 23, 2018, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (#) (1)	Percent of Shares of Common Stock Outstanding

BlackRock, Inc. (2) 55 East 52nd Street New York, New York 10055	13,113,000	12.8%

The Vanguard Group (3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	9,067,359	8.8%

Dimensional Fund Advisors LP (4) Building One 6300 Bee Cave Road Austin, Texas, 78746	8,635,757	8.4%

Wellington Management Group, LLP (5) c/o Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	6,513,528	6.3%

Northwest Bank 2015 Amended and Restated 401(k) Plan Trust 100 Liberty Street Warren, Pennsylvania 16365	6,203,216	6.0%

(footnotes on following page)

(footnotes from previous page)

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	As disclosed in Amendment 7 to Schedule 13G/A, as filed with the Securities and Exchange Commission on January 19, 2018.
(3)	As disclosed in Amendment 6 to Schedule 13G/A, as filed with the Securities and Exchange Commission on February 9, 2018.
(4)	As disclosed in Amendment 3 to Schedule 13G/A, as filed with the Securities and Exchange Commission on February 9, 2018.
(5)	As disclosed in Amendment 5 to Schedule 13G/A, as filed with the Securities and Exchange Commission on February 8, 2018.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by Internet or telephone as described on your Proxy Card. You may also vote by signing and returning your Proxy Card to Northwest Bancshares, Inc. Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Northwest Bancshares, Inc., Richard K. Laws, at the address shown above, or by returning a duly executed proxy bearing a later date by mail, or voting on a later date by Internet or telephone, as described on your Proxy Card. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary prior to the voting of such proxy.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors is expected to consist of eleven members, effective immediately following the Annual Meeting. Our bylaws provide that directors are divided into three classes, as nearly equal in number as reasonably possible, such that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Four directors will be elected at the Annual Meeting and will serve until their successors have been elected and qualified. The Nominating Committee has nominated Philip M. Tredway, Deborah J. Chadsey, and Timothy M. Hunter to serve as directors for three-year terms and Ronald J. Seiffert to serve as director for a two-year term. Mr. Tredway, Ms. Chadsey and Mr. Hunter are currently members of the Board of Directors. Mr. Seiffert was appointed President and Chief Operating Officer of both Northwest Bancshares, Inc. and Northwest Bank by the Boards of Directors in November 2017.

The table below sets forth certain information regarding our nominees and the composition of our Board of Directors as of February 23, 2018 (with age information as of December 31, 2017), including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If one or more nominees is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute or substitutes as the Nominating Committee may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

None of our Directors or Executive Officers had any shares pledged as collateral as of February 23, 2018. We have adopted a policy that prohibits our insiders from (1) pledging Northwest Bancshares, Inc. stock as collateral against a loan or line of credit or holding Northwest Bancshares, Inc. stock in a margin account; and (2) conducting any hedging activities (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) designed to offset any decrease in the market value of Northwest Bancshares, Inc. stock.

The Board of Directors unanimously recommends that you vote “FOR” each of the persons nominated by the Board of Directors.

Name (1)	Age	Positions Held in Northwest Bancshares, Inc.	Director Since (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned (3)		Percent of Class
NOMINEES
Philip M. Tredway	69	Director	2007	2018	70,604	(4)	*
Deborah J. Chadsey	60	Director	2012	2018	34,870	(5)	*
Timothy M. Hunter	55	Director	2015	2018	19,420	(6)	*
Ronald J. Seiffert	60	President and Chief Operating Officer	N/A	N/A	6,300		*

DIRECTORS CONTINUING IN OFFICE
John P. Meegan	58	Director	2010	2019	122,070	(7)	*
Timothy B. Fannin	64	Director	2013	2019	25,742	(8)	*
Robert M. Campana	58	Director	2015	2019	46,146	(9)	*
Mark A. Paup	52	Director	2016	2019	7,707	(10)	*
William J. Wagner	64	Chairman of the Board and Chief Executive Officer	1994	2020	917,164	(11)	*
Sonia M. Probst	59	Director	2011	2020	73,256	(12)	*
William F. McKnight	66	Director	2013	2020	39,297	(13)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
William W. Harvey, Jr.	51	Senior Executive Vice President- Chief Financial Officer	N/A	N/A	228,317	(14)	*
Steven G. Fisher	60	Senior Executive Vice President- Chief Revenue Officer	N/A	N/A	412,736	(15)	*
Michael G. Smelko	50	Executive Vice President-Chief Credit Officer	N/A	N/A	177,231	(16)	*
Michael W. Bickerton	58	Executive Vice President- Commercial Lending	N/A	N/A	28,191	(17)	*
All directors, nominees and executive officers as a group (15 persons)					2,209,051	(18)	2.2%

(footnotes on following page)

(footnotes from previous page)

*	Less than 1%.
(1)	The mailing address for each person listed is 100 Liberty Street, Warren, Pennsylvania 16365.
(2)	Reflects initial appointment to the Board of Directors of Northwest Bank for directors elected prior to 1998.
(3)	See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof.”
(4)	Includes options to purchase 48,120 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(5)	Includes options to purchase 15,120 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(6)	Includes options to purchase 4,320 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(7)	Includes options to purchase 48,120 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(8)	Includes options to purchase 10,800 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(9)	Includes options to purchase 2,160 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(10)	Includes options to purchase 2,160 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(11)	Includes options to purchase 201,148 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(12)	Includes options to purchase 42,120 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(13)	Includes options to purchase 10,800 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(14)	Includes options to purchase 46,596 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(15)	Includes options to purchase 98,882 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(16)	Includes options to purchase 88,608 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(17)	Includes options to purchase 2,496 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(18)	Includes options to purchase 621,450 shares of common stock, which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

Directors and Nominees

The biographies of each of the nominees and continuing board members below contains information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for five years unless otherwise stated. Each director is also a director of Northwest Bank.

William J. Wagner has been employed by Northwest Bank since 1984 and currently serves as Chief Executive Officer and Chairman of the Board of Northwest Bank and Northwest Bancshares, Inc. He was formerly President of Northwest Bank from 1998 until November 2017 and Northwest Bancshares, Inc from 2001 until November 2017. Mr. Wagner was appointed Executive Vice President in 1992 and was elected to the Board of Directors in 1994. He serves on the Board of the Warren County Chamber of Business and Industry and the Board of the University of Pittsburgh at Bradford. Mr. Wagner is a Certified Public Accountant and holds a BS degree in Accounting from Indiana University of Pennsylvania. Mr. Wagner has deep and extensive knowledge of our market area, accounting matters and banking matters, making him uniquely qualified to be our Chairman of the Board and Chief Executive Officer.

Ronald J. Seiffert joined Northwest Bank and Northwest Bancshares, Inc. in November 2017 as President and Chief Operating Officer and serves as a director of Northwest Bank. Prior to joining Northwest Bank and Northwest Bancshares, Inc., Mr. Seiffert held the position of Chairman, President and Chief Executive Officer at The Delaware County Bank and Trust, Lewis Centre, Ohio for six years. Prior to that, he served as Vice Chairman at Huntington National Bank, and Executive Vice President and National Head of Business Banking at Bank One/JPMorgan Chase. Mr. Seiffert is engaged in many industry and community boards and committees including the Federal Reserve Board Fourth District Depository Institution Advisory Committee (CDIAC), the Ohio Bankers League BankServices Board

and Audit Committee, the Columbus State Community College Foundation Board, the Lutheran Social Services of Central Ohio Board and the Finance Committee at St. Francis DeSales High School. Mr. Seiffert graduated from Washington University in St. Louis, Missouri with a Bachelor of Science in Business Administration, Finance and Economics and is a graduate of the Advanced Executive Management program at the Kellogg School of Management, Northwestern University, and the ABA Stonier Graduate School of Banking. Mr. Seiffert has deep and extensive knowledge of commercial banking, retail services, private banking, and delivery channels, making him well qualified to be our President, Chief Operating Officer and Director of Northwest Bancshares, Inc.

Robert M. Campana has been the owner of Campana Development, a real estate development company in Lorain, Ohio, since January 2000. He is also the president of Campana Capital, a real estate development and private equity investment organization located in Westlake, Ohio. Mr. Campana previously served on the Boards of Directors of LNB Bancorp, Inc. and Lorain National Bank, and became a director of Northwest Bancshares, Inc. and Northwest Bank upon the acquisition of LNB Bancorp, Inc. and Lorain National Bank in 2015. Mr. Campana holds a business degree from Bowling Green State University and brings to the Board extensive experience in managing businesses and has significant experience in and knowledge of real estate development. Mr. Campana is the former president of P.C. Campana Inc. and has been recognized in his community for his entrepreneurial skills. In addition, Mr. Campana served on the Boards of Directors of LNB Bancorp, Inc. and Lorain National Bank for 17 years, which provides valuable insights to the Board of Directors of Northwest Bancshares, Inc., particularly in evaluating the business conditions in Northwest Bank’s Ohio markets in which it now operates following the acquisition, as well as in setting corporate strategy and compensation matters.

Deborah J. Chadsey is an attorney who has practiced law for over 29 years. She is currently a partner in the Buffalo, New York law firm Kavinoky Cook LLP. Prior to joining Kavinoky Cook LLP, Ms. Chadsey practiced law with Lippes, Silverstein as well as Phillips, Lytle, both also in Buffalo, New York. She has been on the Northwest Bank Board of Directors since 2011. In addition, she sits on the Board of Directors of Kensington-Bailey Neighborhood Housing Services/Gloria Parks Community Center. Ms. Chadsey graduated from Columbia University Law School in New York, New York where she was a Harlen Fiske Stone Scholar and is licensed to practice law in Pennsylvania, New York, and multiple federal district, bankruptcy and appellate courts. Ms. Chadsey brings to the Board specialization and experience in environmental and municipal law as well as commercial finance, land use and contract law.

Timothy B. Fannin is a retired partner from the firm Catalano, Case, Catalano & Clark-Radzieta, LLP, Certified Public Accountants headquartered in Clearfield, Pennsylvania where he worked for 28 years. Mr. Fannin is a U.S. Army Veteran and graduated from the University of Pittsburgh with a BS in Business/Public Administration and holds an MBA from Clarion University of Pennsylvania. He is a Certified Public Accountant in the Commonwealth of Pennsylvania and was formerly certified in both business combinations and financial forensics. In addition, he was an adjunct Professor of Accounting and Finance at Pennsylvania State University from 2007 to 2009. He has been an Advisory Board Member for the Clearfield County and Elk County markets of Northwest Bank since 1998. Mr. Fannin’s public accounting background and professional designations assist the Board in its oversight of the audit, tax, financial reporting and risk management areas.

Timothy M. Hunter has been President and Chief Executive Officer of McInnes Rolled Rings and Erie Bronze & Aluminum Company, both in Erie, Pennsylvania, since 2003. He is also Chairman of the Erie Community Foundation and serves on the Boards of the Erie Downtown Development Corporation and the Erie Regional Chamber and Growth Partnership. He has previously served as Chairman of the Manufacturer and Business Association of Erie, Pennsylvania . Mr. Hunter is a Certified Public Accountant having worked for Ernst & Young in Philadelphia, Pennsylvania, and holds a BS degree in Accounting from Villanova University. He has been an Advisory Board Member for the Erie County market of Northwest Bank since 2013. Mr. Hunter has significant operations, finance and management experience in middle market manufacturing businesses combined with extensive knowledge and experience in accounting and reporting. He brings this background coupled with his considerable business and community involvement to the Board.

William F. McKnight has been the controller for Interstate Chemical Company, Inc. in Hermitage, Pennsylvania since 2006. Prior to joining Interstate Chemical Company, Inc. he was a partner with the CPA firm McGill, Power, Bell & Associates for 30 years where he specialized in tax planning and advising. Mr. McKnight holds a BS degree in Business Administration from Drake University and is a Certified Public Accountant in the Commonwealth of Pennsylvania. He has been an Advisory Board Member for the Crawford County and Mercer County markets of

Northwest Bank since 2002. Mr. McKnight’s industry experience and background in tax and public accounting assist the Board in its oversight of the audit, tax, financial reporting and risk management areas.

John P. Meegan is Executive Vice President and Chief Operating Officer of Hefren-Tillotson, Inc., a Pittsburgh- based investment management firm. Prior to joining Hefren-Tillotson he held various senior level positions with both regional and national brokerage firms. Mr. Meegan previously served as a director of Prestige Bank, which was acquired by Northwest Bank in 2002 and has served on Northwest Bank’s Southwest Region Advisory Board since that time. Mr. Meegan is a Certified Public Accountant, having worked for KPMG LLP in New York City, and holds a degree in Economics from Amherst College and an MBA from New York University. He also serves as Chairman of both the Financial Responsibility and Uniform Practice Committees for FINRA and is a member of its National Adjudicatory Council (NAC). Mr. Meegan’s extensive knowledge of investment management matters enhances the oversight of our trust and investment activities, and his work with FINRA broadens the Board of Directors’ knowledge of the capital markets.

Mark A. Paup is the President and Chief Executive Officer for Zippo Manufacturing Company and W.R. Case and Sons Cutlery Company, both of which are headquartered in Bradford, Pennsylvania. During his 21-year career with Zippo and Case, Mr. Paup has served as Vice President of Sales and Marketing, National Sales Manager, European Sales Manager and Global Marketing Director. He has also served as a member of the Board of Directors of Zippo Manufacturing Company, as President of the Supervisory Board of Zippo Europe S.A. and as a Director of Zippo Asia Ltd. During his tenure at both Zippo and Case, Mr. Paup has been instrumental in corporate strategic planning, product diversification and the development of the sales and marketing departments. He has been a member of Northwest Bank’s McKean County Advisory Board since 2010. Mr. Paup’s extensive experience in the areas of sales, marketing, and strategic planning assist the Board in its oversight of Northwest Bank’s organic growth initiatives and strategic direction.

Sonia M. Probst is the retired Chief Executive Officer of the Rouse Estate in Youngsville Pennsylvania, where she was employed for 28 years. The Rouse Estate is a campus of skilled nursing, assisted living and child day care facilities serving western Pennsylvania. In this highly regulated healthcare environment, she served as Compliance Officer and developed and oversaw the Compliance Program. In addition, she was responsible for: strategic planning; development; revenue growth; compensation and benefit structures; financial and regulatory audits; and investment management of pension, 403(b) and depreciation funds. Ms. Probst earned a BA from Lebanon Valley College and an MSW from West Virginia University. She also serves on the Warren County Chamber of Business and Industry Board of Directors and the Steering Committee for “Leadership Warren County.” Ms. Probst brings to the Board firsthand experience in managing compliance, finance and operations in a diverse, highly regulated, multiple service organization.

Philip M. Tredway has been President and Chief Executive Officer of Erie Molded Plastics, Inc., Erie, Pennsylvania since 1982. His responsibilities include management and financial reporting for the company. He serves on the Pittsburgh Region Advisory Board of the Federal Reserve Bank of Cleveland. He is also a past Chairman and Board member of the Manufacturers and Business Association of Erie, Pennsylvania and past Board member and Treasurer of the Erie Community Foundation. He holds both BA and MBA degrees in Finance from Lehigh University. Mr. Tredway has extensive knowledge of financial reporting issues and his term on the Federal Reserve Bank of Cleveland advisory board provides insight into regional economic conditions, the banking industry, and the regulatory environment.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers, other than Mr. Wagner, is set forth below. All executive officers have held their present positions for five years unless otherwise stated.

William W. Harvey, Jr. has been employed by Northwest Bank since 1996, most recently as Senior Executive Vice President and Chief Financial Officer for Northwest Bank and Northwest Bancshares, Inc. He was formerly Executive Vice President, Finance and Chief Financial Officer. Prior to joining Northwest Bank and Northwest Bancshares, Inc., Mr. Harvey served as a Management Accounting Officer with PNC Bank and a Senior Auditor and Tax Specialist for KPMG LLP, both in Pittsburgh, Pennsylvania. Mr. Harvey is a Certified Public Accountant in the Commonwealth of Pennsylvania and holds a BS degree in Accounting from Indiana University of Pennsylvania. In addition, he is a graduate of the ABA Stonier Graduate School of Banking at the University of Pennsylvania.

Steven G. Fisher has been employed by Northwest Bank since 1983, most recently as Senior Executive Vice President and Chief Revenue Officer. He was formerly Executive Vice President of the Banking Services Group and prior to that Senior Vice President of Operations of Northwest Bank. Mr. Fisher holds a BS degree in Business Administration from West Virginia Wesleyan College and is a graduate of the Graduate School of Banking at the University of Wisconsin-Madison.

Michael G. Smelko has been employed by Northwest Bank since 1997, most recently as Executive Vice President and Chief Credit Officer. He was formerly Senior Vice President of the Retail Lending Division of Northwest Bank. Prior to joining Northwest Bank, Mr. Smelko was employed by Mellon Bank in Pittsburgh, Pennsylvania. Mr. Smelko holds a BS degree in Business from Pennsylvania State University and is a graduate of the Graduate School of Banking at the University of Wisconsin-Madison.

Michael W. Bickerton has been employed by Northwest Bank since August 2015 as Executive Vice President, Commercial Lending. Prior to joining Northwest Bank, Mr. Bickerton was employed by Lorain National Bank, Lorain, Ohio as Chief Credit Officer. He has also served in a variety of management positions during his 35-year career in banking. Mr. Bickerton holds a BS degree in Finance from Miami University, Oxford, Ohio.

Board Independence

The Board of Directors has determined that Directors Campana, Chadsey, Fannin, Hunter, McKnight, Meegan, Paup, Probst and Tredway are “independent” within the meaning of the Nasdaq corporate governance listing standards. Mr. Wagner and Mr. Seiffert are not independent by virtue of being employees of Northwest Bank. Mr. Tredway serves as the Lead Director. In this capacity, Mr. Tredway chairs the meetings of the independent directors and other meetings of the Board when the Chairman is excused or absent. Mr. Tredway also acts as liaison between the Chairman and the independent directors.

In determining the independence of the directors and the nominees listed above, the Board of Directors reviewed the transactions reported under “—Transactions With Certain Related Persons,” below, as well as the following transactions and relationships, none of which are required to be reported under “—Transactions With Certain Related Persons.” Each of the following products or services are with Northwest Bank. Director Campana has a home equity line of credit, commercial loans and commercial lines of credit. Director Chadsey has a residential mortgage loan and a home equity line of credit, and Kavinoky Cook, LLP, where she is a law partner, has a commercial line of credit. Kavinoky Cook, LLP also received legal fees from Northwest Bank, directly and indirectly, during the year ended December 31, 2017. Director Fannin has a secured and unsecured line of credit. Director McKnight has a residential mortgage loan. Two sisters of Director Paup are non-management employees at Northwest Bank. Director Paup has a mortgage, equity loan, home equity line of credit and a credit card. Director Tredway has a credit card. Additional loans (including mortgage loans, lines of credit, credit cards and automobile loans) have been made to related persons of Directors Campana, Hunter, McKnight, Paup and Tredway.

Board Leadership Structure and Oversight

The Board of Directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a lead director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. To assure effective independent oversight, the board has adopted a number of governance practices, including:

•	a strong, independent, clearly-defined lead director role;

•	periodic meetings of the independent directors;

•	annual performance evaluations of the Chairman and Chief Executive Officer by the independent directors; and

•	direct reporting lines between the Board of Directors and both the Chief Risk Officer and Chief Auditor, with quarterly meetings with these individuals without the presence of management.

The board recognizes that, depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the board periodically reviews its leadership structure.

A key responsibility of the Chief Executive Officer and the board is ensuring that an effective process is in place to provide continuity of leadership over the long term at all levels in our company. Each year, succession planning reviews are held at every significant organizational level of our company, culminating in a full review of senior leadership talent by the independent directors. During this review, the Chief Executive Officer and the independent directors discuss future candidates for senior leadership positions, succession timing for those positions, and development plans for the highest-quality candidates. This process ensures continuity of leadership over the long term, and it forms the basis on which we make ongoing leadership assignments. It is a key success factor in managing the long-term planning and investment lead times of our business.

In addition, the Chief Executive Officer maintains in place at all times, and reviews with the independent directors, a confidential plan for the timely and efficient transfer of his responsibilities in the event of an emergency or his sudden incapacitation or departure.

The Board of Directors is actively involved in oversight of risks that could affect Northwest Bancshares, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board has designated a Risk Management Committee, consisting of all independent directors, to meet quarterly for the specific purpose of evaluating our exposure to all risks specifically identified in banking regulations: credit, interest rate, strategic/capital, market price, liquidity, operational, business resumption, compliance/legal/regulatory, foreign exchange and reputation. The Risk Management Committee also evaluates risk related to cybersecurity. The Risk Management Committee reports are prepared and presented by our Chief Risk Officer. The Board of Directors also satisfies this responsibility through reports to the Board of Directors by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Northwest Bancshares, Inc. Risks relating to the direct operations of Northwest Bank are further overseen by the Board of Directors of Northwest Bank, which generally consists of the same individuals who serve on the Board of Directors of Northwest Bancshares, Inc. The Board of Directors of Northwest Bank also has additional committees that conduct risk oversight, and such committees typically meet jointly with the committees of Northwest Bancshares, Inc. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Northwest Bancshares, Inc. and Northwest Bank such as lending, risk management, asset/ liability management, investment management and others.

Meetings and Committees of the Board of Directors

The business of Northwest Bancshares, Inc. is conducted at regular and special meetings of the full Board and its standing committees. In addition, our independent directors meet in executive sessions. The standing committees consist of the Executive, Audit, Compensation, Compliance, Nominating, Risk Management, Governance and Trust Committees. Mr. Wagner, our Chairman of the Board and Chief Executive Officer, is a member of the Executive and Trust Committees. During the year ended December 31, 2017, the Board of Directors of Northwest Bancshares, Inc. met at 12 regular meetings and held no special meetings. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

The following table sets forth the members of our Compensation, Audit and Nominating Committees.

Director	Compensation Committee		Audit Committee		Nominating Committee
Robert M. Campana	X		X		X
Deborah J. Chadsey
Timothy B. Fannin	X		X		X
Timothy M. Hunter	X		X
William F. McKnight	X		X		X
John P. Meegan	X		X	*	X	*
Mark A. Paup	X		X		X
Sonia M. Probst	X	*	X		X
Philip M. Tredway	X		X

*	Denotes Chairperson.

The duties and responsibilities of the Compensation, Audit and Nominating Committees are as follows.

Compensation Committee. Each member of the Compensation Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10C-1. Such committee members also must not receive, directly or indirectly, fees in excess of $10,000 per year from us other than fees for service as a director. The Compensation Committee meets at least quarterly, or more frequently if necessary. Our Governance Committee has adopted a written charter for the Compensation Committee, which is available on our website at www.northwest.com. The Compensation Committee of Northwest Bancshares, Inc. met four times during the year ended December 31, 2017. The purpose of the Compensation Committee is to, among other things, evaluate:

•	the compensation of the executive officers, other senior officers and employees, including oversight of base salary, cash incentive compensation, equity-based awards and other benefits and perquisites; and

•	the performance of the Chief Executive Officer on an annual basis and approve the base salary, cash incentive bonus, equity-based incentive awards and other compensation of the Chief Executive Officer.

In furtherance of these objectives, the Compensation Committee is responsible, among others, for:

•	approving the corporate compensation philosophy, including overseeing and monitoring the executive compensation policies, plans and programs for such officers to ensure that they are consistent with the compensation philosophy and the long-term interests of our stockholders;

•	reviewing and, if appropriate, amending and approving management’s recommendations for compensation issues such as salary ranges, annual merit increases, annual cash bonuses, long-term incentive plans, including equity-based compensation programs such as stock options and restricted stock awards and incentive/variable compensation plans;

•	annually reviewing the Chief Executive Officer’s evaluation of the performance of the senior executives who report directly to the Chief Executive Officer in connection with its overall review of executive compensation;

•	evaluating, reviewing and approving the execution of employment and change in control agreements for senior management and reviewing the annual renewal of such agreements;

•	reviewing and approving all employee benefit plans, including retirement plans and health insurance;

•	at least annually, in consultation with the Chief Executive Officer, reviewing succession planning and management development activities and strategies regarding the Chief Executive Officer and other members of senior management;

•	annually issuing the Compensation Committee Report, which is included in our annual proxy statement; and

•	annually reviewing Management’s Annual Risk Review Analysis of our compensation practices.

The Compensation Committee has available to it the resources and authority necessary to properly discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Compensation Committee, in performing these duties and responsibilities with respect to director and executive officer compensation, relies on the assistance of professionals within our Human Resources Department. Although the Human Resources Department utilizes survey information provided by compensation consultants in recommending compensation levels, the Compensation Committee has not directly utilized compensation consultants in determining director or executive officer compensation.

Audit Committee. Each member of the Audit Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that each of Messrs. Fannin, Hunter, McKnight and Meegan qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Information with respect to the experience of Messrs. Fannin, Hunter, McKnight and Meegan is included in “—Directors.” Our Governance Committee has adopted a written charter for the Audit Committee, which is available on our website at www.northwest.com. The Audit Committee of Northwest Bancshares, Inc. met five times during the year ended December 31, 2017.

The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit our annual financial statements;

•	overseeing our external financial reporting processes;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm;

•	reviewing the audited financial statements with management and the independent registered public accounting firm;

•	considering whether certain relationships with the independent registered public accounting firm and services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm’s independence;

•	overseeing the activities of the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	engaging a third-party provider of internal audit services and determining that the provider has adequate expertise to fulfill its duties; and

•	conducting an annual performance evaluation of the Committee and annually reviewing the adequacy of its charter.

Nominating Committee. The Nominating Committee Charter provides that the Nominating Committee will consist of all independent directors not subject to reelection at the next annual meeting of stockholders. Each member of the Nominating Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. Such committee members also must not receive, directly or indirectly, fees in excess of $10,000 per year from us other than fees for service as a director. Our Governance Committee has adopted a written charter for the Nominating Committee, which is available on our website at www.northwest.com. The Nominating Committee of Northwest Bancshares, Inc. met once during the year ended December 31, 2017.

The functions of the Nominating Committee include the following:

•	leading the search for individuals qualified to become members of the Board and selecting director nominees to be presented for stockholder approval;

•	developing and recommending to the Board of Directors other specific criteria for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors; and

•	conducting an annual performance evaluation of the Committee and annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if it chooses to do so. The Nominating Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to Northwest Bancshares, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The board is particularly interested in maintaining a mix that includes active or retired business professionals and senior executives, particularly those with experience in management, operations, finance, accounting, banking, risk management, compliance, information technology, or marketing and sales. As part of its periodic self-assessment process, the Board discusses the diversity of specific skills and characteristics necessary for the optimal functioning of the Board in its oversight of Northwest Bancshares, Inc. over both the short and long term. The Nominating Committee then gives consideration to these specific skill areas or experiences when considering candidates for nomination. Specific qualities or experiences could include matters such as experience in our industry, financial or technological expertise, leadership experience and relevant geographical experience. The effectiveness of the Board’s diverse mix of skills and experiences is considered as part of each Board self-assessment.

In addition to meeting these qualifications, a person is not qualified to serve as a director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency.

The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards. We have not adopted stock ownership guidelines at this time, although we analyze such guidelines as they relate to “best practices” for corporate governance, and we may adopt such guidelines in the future.

Although the Board of Directors has not established a specific policy setting forth governance guidelines, the Board of Directors believes that its members are subject to many of the same requirements that would be set forth in such guidelines. These requirements are included in its Code of Ethics and the Nominating Committee Charter and other committee charters. In addition, directors are required to have ongoing education, and the Board of Directors reviews director compensation to confirm the reasonableness of such compensation.

Procedures for the Recommendation of Director Nominees by Stockholders. The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. There have been no material changes to these procedures since they were previously disclosed in Northwest Bancshares, Inc.’s proxy statement for the 2017 Annual Meeting of Stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to us at 100 Liberty Street, P.O. Box 128, Warren, Pennsylvania 16365, Attention: Corporate Secretary. The Corporate Secretary must receive a submission not less than 180 days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting, which, for the 2019 Annual Meeting of Stockholders, is no later than September 7, 2018.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Northwest Bancshares, Inc. or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate;

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•	A statement that the candidate is not: (1) under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust that order is final and not subject to appeal; or (3) a person who has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.

Stockholder Communications with the Board. A stockholder of Northwest Bancshares, Inc. who wants to communicate with the Board of Directors or with any individual director can write to: Board of Directors, Northwest Bancshares, Inc., 100 Liberty Street, P.O. Box 128, Warren, Pennsylvania 16365, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder of Northwest Bancshares, Inc. and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

•	forward the communication to the director or directors to whom it is addressed; or

•	attempt to handle the inquiry directly, or forward the communication for response by another employee of Northwest Bancshares, Inc. For example, a request for information about us on a stock-related matter may be forwarded to our shareholder relations officer; or

•	not forward the communication if it is primarily commercial in nature or relates to an improper or irrelevant topic.

The Corporate Secretary will prepare a general summary of those communications that were not forwarded and provide a summary of activity to the Board of Directors each quarter.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. All of our then-current directors attended our prior year’s annual meeting of stockholders.

Codes of Ethics

We have adopted a Code of Ethics that is applicable to our directors, officers and employees, including a Code of Ethics for Senior Financial Officers attached thereto. The Code of Ethics is available on our website at www.northwest.com. Amendments to and waivers from the Code of Ethics with respect to directors and executive officers will also be disclosed on our website.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	we have reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the year ended December 31, 2017;

•	we have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16; and

•

we have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit

Committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee, which consists of Directors Meegan (Chairperson), Campana, Fannin, Hunter, McKnight, Paup, Probst and Tredway.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors of Northwest Bancshares, Inc. and beneficial owners of greater than 10% of our shares of common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, we believe that no officer, director or 10% beneficial owner of Northwest Bancshares, Inc. failed to file such ownership reports on a timely basis for the year ended December 31, 2017.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee determines the salaries to be paid each year to the Chief Executive Officer and those executive officers who report directly to the Chief Executive Officer. The Compensation Committee currently consists of Directors Probst, who serves as Chairperson, Campana, Fannin, Hunter, McKnight, Meegan, Paup and Tredway. None of these individuals was an officer or employee of Northwest Bancshares, Inc. during the year ended December 31, 2017, or is a former officer of Northwest Bancshares, Inc. Except as described below for Directors Campana and McKnight, none of the members of the Compensation Committee had any relationship requiring disclosure under “—Transactions with Certain Related Persons.”

Name	Position	Nature of Transaction	Largest Aggregate Balance over Disclosure Period ($)	Interest Rate (%)	Principal Balance 12/31/17 ($)	Principal Paid 01/01/17 to 12/31/17 ($)	Interest Paid 01/01/17 to 12/31/17 ($)
William F. McKnight	Director	Mortgage Loan	175,000	4.000	172,610	2,390	5,519

Robert Campana	Director	Mortgage Loan to Daughter	387,500	3.750	386,309	1,191	2,501

During the year ended December 31, 2017, (i) no executive officer of Northwest Bancshares, Inc. served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of Northwest Bancshares, Inc.; (ii) no executive officer of Northwest Bancshares, Inc. served as a director of another entity, one of whose executive officers served on the Compensation Committee of Northwest Bancshares, Inc.; and (iii) no executive officer of Northwest Bancshares, Inc. served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of Northwest Bancshares, Inc.

Compensation Committee Report

The Compensation Committee has issued a report that states that it has reviewed and discussed the section entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in our Proxy Statement.

This report has been provided by the Compensation Committee, which consists of Directors Probst (Chairperson), Campana, Fannin, Hunter, McKnight, Meegan, Paup and Tredway.

Compensation Discussion and Analysis

Executive Summary. As discussed in greater detail below, our compensation program is specifically designed to provide executives with competitive compensation packages that include elements of both reward and retention. The Compensation Committee routinely reviews our compensation practices to remain market competitive and to ensure that these practices are aligned with our compensation philosophy, regulatory requirements and evolving best practices. Key highlights of our program include:

•	All members of the Compensation Committee are independent, which ensures that all aspects of the compensation decision-making process is free from conflicts of interest;

•	We have adopted a clawback policy for bonuses paid to “Named Executive Officers” (as defined in “Executive Compensation”) under our Management Bonus Plan, which mitigates risk-taking behavior;

•	The Compensation Committee has reviewed all incentive cash bonus and incentive/variable compensation programs with respect to risk-taking behavior, which takes into consideration that the safety and soundness of Northwest Bancshares, Inc. is paramount to all compensation incentives;

•	A meaningful portion of our Named Executive Officers’ compensation is in the form of short- and long-term performance-based pay, which reinforces our pay-for-performance philosophy;

•	Compensation packages for Named Executive Officers include an appropriate mix of fixed and variable pay, which provides executives with both reward and retention incentives; and

•	We have limited perquisites.

Compensation Philosophy. The Compensation Committee has the responsibility for establishing, implementing and monitoring adherence with our overall employee compensation philosophy. The Compensation Committee’s goal is to ensure that the total compensation paid to all employees, including executive officers, is fair, reasonable and competitive. In this regard, the Compensation Committee has adopted a framework for our compensation program that is intended to:

•	provide a total compensation program that is aligned with the interests of our stockholders;

•	attract and retain talent needed to successfully perform in a competitive market;

•	assist in balancing the competing needs of external competitiveness, internal consistency, organizational economics, management flexibility, ease of understanding and simplicity of administration;

•	ensure all employees (including executive officers) receive rewards based on performance and value added to the organization in an environment built on shared leadership; and

•	use long-term equity programs to motivate and reward performance that increases our market value over time, align senior management interests with the organization’s strategic business objectives and provide a retention incentive.

At least four times a year, the Compensation Committee meets to review various aspects of our programs with the assistance of our Chief Human Resources Officer. These reviews are intended to assure:

•	the framework for executive officer compensation supports our business strategy and corporate compensation philosophy;

•	the overall compensation package, including the mix of base salary, annual cash bonuses, equity awards, incentive/variable compensation programs and benefits is competitive; and

•	the overall program is aligned with stockholders’ interests.

Senior management cash compensation is calculated from competitive peer group information to determine base salary and annual cash bonus levels. Cash compensation levels for all positions are established with a goal that the total cash compensation paid for a position will approximate the market median (50th percentile) for fully qualified and experienced employees. See “—Market Comparisons.” Market cash compensation is developed using national and/or regional financial industry data for executives and other management employees, and national, as well as regional and/or local pay practices for other employees. Based on the work location, a salary differential may be used if dictated by the local market.

Compensation Program. Compensation paid to our executive officers for 2017 consisted of performance-based salary, annual cash bonuses, stock option awards and restricted stock awards. An annual cash bonus may be paid to management personnel and is directly related to our performance, with consideration given to our return on average equity, return on average tangible equity, return on average assets, growth in earnings per share, and retail deposit growth as well as the performance of the individual employee. In addition, with the Compensation Committee’s approval, substantially all employees, including executive officers, can receive a discretionary holiday bonus ranging from 2% of base compensation for employees with at least three months of service to 5% of base compensation for those with five or more years of service. Additionally, stock benefit awards are granted to motivate and reward individual performance that increases the long-term value of our franchise and provide a retention incentive for key employees. Approximately 400, or 17%, of our employees receive these stock benefit awards. Executive officers participate in the same employee benefit programs generally available to all employees. In addition, Messrs. Wagner, Harvey and Fisher participate in a supplemental retirement plan and a senior management life insurance plan.

Please refer to the “Summary Compensation Table” for compensation information regarding these benefits for 2017. These benefits are aligned with our objective to attract and retain highly qualified management talent for the benefit of all of our stockholders and are considered by the Compensation Committee to be reasonable when compared to industry averages.

Market Comparisons. In determining Named Executive Officer compensation, we use market information which is supported by survey data from our peer group, as well as from McLagan, an Aon Hewitt company (“McLagan”), a nationally recognized compensation consulting firm. We establish compensation targets for substantially all of our employees so that their total cash compensation opportunity would approximate the market median (50th percentile) for fully qualified and experienced employees. For the year ended December 31, 2017, we used financial services survey data from McLagan in reviewing compensation for substantially all employees, including executive officers. Two additional surveys, prepared by nationally recognized firms MarshBerry and Crowe Horwath, were used to corroborate the findings from the McLagan survey, but were not used to provide benchmarks with respect to Named Executive Officer compensation.

McLagan is a nationally recognized compensation consulting firm, and was utilized by Northwest Bancshares, Inc. based on their comprehensive set of reports within the financial services industry. McLagan provides complete compensation coverage for each job position in the financial services industry by extensive analysis of salaries, incentive eligible positions, incentive amounts with regard to base salaries, and total cash compensation. In addition, analysis by company size and geographic location is performed and categorized by jobs based on levels of responsibility and experience.

The McLagan survey data is based on the following group of companies primarily in the financial services industry. We do not select the companies used by McLagan. Instead, these are the companies that respond to McLagan as part of their survey.

Alliant Credit Union	Eastern Bank	Pinnacle Financial Partners, Inc.
Arvest Bank	First Financial Bancorp	PlainsCapital Bank
Bank of Hawaii	First Hawaiian Bank	Popular Community Bank
Bank of Hope	First Interstate BancSystem, Inc.	PrimeLending
Bank of the Ozarks	First Midwest Bank	Renasant Corporation
Banner Bank	First National Bank of Omaha	SchoolsFirst Federal Credit Union
BECU	FirstBank - PR	Simmons First National Corporation
Berkshire Hills Bancorp, Inc.	Fulton Financial Corporation	South State Bank
Bremer Financial Corporation	Glacier Bank	Sterling National Bank
Cathay General Bancorp	LegacyTexas Bank	Trustmark Corporation
Chemical Financial Corporation	MB Financial Bank	Union Bank & Trust
Columbia Banking System, Inc.	Mercantil Commercebank	United Bankshares, Inc.
Community Bank System, Inc.	MidFirst Bank	United Community Banks
Compeer Financial	NBT Bancorp Inc.	Western Alliance Bancorporation
Customers Bank	Northwest Farm Credit Services, ACA
CVB Financial Corporation	Old National Bank

We also used the following peer group in determining market compensation for our executive officers:

Community Bank System, Inc.

First Commonwealth Financial Corporation

NBT Bancorp, Inc.

S&T Bancorp, Inc.

Tompkins Financial Corporation

WesBanco, Inc.

The peer group of institutions was selected due to the entities being of like size and operating in similar markets to Northwest Bancshares, Inc.

Base Salary. Substantially all employees receive base salaries determined by the responsibilities, skills, performance, growth and relative experience related to their respective positions. Another factor considered in base salary determination is our competitiveness of total compensation within our markets. It is our goal for fully qualified and experienced employees’ total cash compensation to reach the market median (50th percentile) for their position. Specifically, base salaries range between 80% and 120% of the established midpoint (market median) of a salary range. Base salaries above target (midpoint of the salary range) will be limited to those whose performance is “distinguished” or “commendable,” which are the top two of four performance categories (“distinguished,” “commendable,” “good” and “needs improvement”). Employees are eligible for consideration of increases to their base salary as a result of individual performance and salary adjustments for significant changes in their duties and responsibilities. Base salaries are adjusted using a merit increase system and a performance evaluation process that consists of general rating factors. Merit increases are based on the employee’s overall performance rating by considering their salary relative to the midpoint, the time interval since the last increase and any added responsibilities since the last salary increase. The Compensation Committee of the Board of Directors reviews and approves any salary increases for executive officers.

The market median for our Named Executive Officers’ base salaries for the year ended December 31, 2017, and their actual base salaries, were as follows:

Executive Officer	Market Median	Actual Base Salary
William J. Wagner	$760,700	$691,800
William W. Harvey, Jr.	482,100	394,850
Steven G. Fisher	482,100	394,850
Michael G. Smelko	329,250	269,975
Michael W. Bickerton	299,350	278,875

Increases in base salaries for our Named Executive Officers were based upon their position within their salary range and receiving the following performance ratings, which were the latest ratings available at the time base salaries were determined: Mr. Wagner - distinguished; Mr. Harvey - distinguished; Mr. Fisher - distinguished; Mr. Smelko - distinguished; and Mr. Bickerton - distinguished.

Annual Cash Incentive. We provide performance-based cash incentive awards to over 500 eligible management personnel, including executive officers, under the Management Bonus Plan. Cash incentives are used to motivate and reward achievement of corporate and individual performance objectives, while allowing for control of discretionary compensation expenses. Funding for the Management Bonus Plan is based on an assessment of our actual performance relative to the Compensation Committee’s pre-established financial performance levels based on a combination of financial factors. For the year ended December 31, 2017, these factors were: return on average assets, return on average equity, return on average tangible equity, growth in earnings per share and retail deposit growth. After the conclusion of the fiscal year, the Chief Executive Officer may suggest that the Compensation Committee consider additional adjustments to discretionary cash incentive awards that fall in line with the long-term advancement of our strategic initiatives. Furthermore, in a business environment where people make the difference, we may consider industry trends for recruitment and retention in determining the level of cash incentives for our professional personnel.

The Management Bonus Plan sets forth five levels of corporate performance targets, with the lowest level (Level 1) resulting in cash incentive payments to the Named Executive Officers in amounts ranging from no bonus to 10% of base salary, and the highest level (Level 5) resulting in cash incentive payments up to 30% of base salary. The performance targets for Levels 1, 3 and 5, which could result in maximum cash incentive payments of 10%, 20% and 30% of base salary, respectively, are as follows:

Bonus Level Under Management Bonus Plan
Performance Measure	Level 1 (10% of Base Salary)	Level 3 (20% of Base Salary)	Level 5 (30% of Base Salary)
Return on Average Assets	0.70% to 0.79%	0.90% to 0.99%	Greater than 1.09%
Return on Average Equity	5.00% to 6.99%	9.00% to 9.99%	Greater than 10.99%
Return on Average Tangible Equity	6.00% to 7.99%	10.00% to 11.99%	Greater than 12.99%
Percentage Growth in Earnings Per Share	8.00% to 8.99%	10.00% to 10.99%	Greater than 11.99%
Retail Deposit Growth	1.00% to 1.99%	3.00% to 3.99%	Greater than 4.99%

The target level for bonuses for our Named Executive Officers for the year ended December 31, 2017 (level 3 in the table above), and their actual bonuses, were as follows:

Executive Officer	Target Bonus (Level 3)	Actual Bonus (Level 3)
William J. Wagner	$138,400	$138,400
William W. Harvey, Jr.	79,000	79,000
Steven G. Fisher	79,000	79,000
Michael G. Smelko	54,000	54,000
Michael W. Bickerton	55,800	55,800

The Compensation Committee has discretion under the Management Bonus Plan to make adjustments to the overall performance level achieved to include or exclude the effect of extraordinary, unusual or non-recurring items, changes in tax or accounting rules or the effect of mergers or acquisitions. For the year ended December 31, 2017 the Compensation Committee excluded a $17.2 million gain on the sale of offices, $4.4 million of restructuring costs and $5.2 million of charge-offs related to the closure of the consumer finance subsidiary as well as $3.1 million of tax benefits recorded as part of the Tax Cuts and Jobs Act of 2017 when determining the results of the performance measures.

For 2017, operating results (actual results and adjusted for the above-noted items) were as follows:

Performance Measure	Actual Result	Level	Adjusted Result	Level
Return on Average Assets	0.99%	3	0.91%	3
Return on Average Equity	7.95%	2	7.29%	2
Return on Average Tangible Equity	11.08%	3	10.16%	3
Percentage Growth in Earnings Per Share	87.76%	5	1.03%	—
Retail Deposit Growth	1.15%	1	1.15%	1

Based on the performance measurements reviewed, without assigning any specific weightings to any one factor, the Compensation Committee determined, on a discretionary basis, that the management bonus should be paid at Level 3 (maximum of 20% of base salary) for all Named Executive Officers.

As a condition to receiving an annual performance-based cash incentive award, our named executive officers agree that any award is subject to recovery by us if the executive’s actions during that fiscal year that resulted in payment of the award are deemed by the Board of Directors to be illegal, unsafe or unsound or resulted in an elevated risk profile beyond the tolerances established by the Board of Directors.

Long-Term Stock-Based Compensation. The purpose of our 2008 Stock Option Plan and 2011 Equity Incentive Plan is to advance the interests of Northwest Bancshares, Inc. and its stockholders by providing management and outside directors, upon whose judgment, initiative and efforts the success of our business largely depends, with an additional incentive to perform in a superior manner. The plans were designed to reward seniority as well as longevity and to attract and retain people of experience and ability.

Each of our stock benefit plans was approved by stockholders. The intention of the Compensation Committee with respect to the 2008 Stock Option Plan and 2011 Equity Incentive Plan is to distribute a total of approximately 11,000,000 stock options (split-adjusted) and approximately 2,800,000 shares of restricted stock to key employees and directors, with all grants based upon the level of responsibility and performance levels of those eligible. The Compensation Committee determines which executives will receive stock awards as well as type, size and restrictions on the awards.

In 2017, 819,010 stock options and 378,050 shares of restricted stock were granted under the 2011 plan. These awards vest equally over ten years, with the first vesting on the day of the grant. Under the 2008 plan, there are 670,821 stock options available for grant. Under the 2011 plan, 2,820,677 stock options and 136,466 shares of restricted stock remain available for grant. It is the intention of the Compensation Committee that, under the 2011 plan, the total restricted stock awards should be distributed over a minimum of five years and the total stock option awards should be distributed over a minimum of eight years. We do not require a minimum holding period for restricted stock awards or shares received upon the exercise of stock options.

Grants of stock awards to an individual are based primarily on the individual’s level of responsibility and their performance. Individual performance is evaluated using certain general elements applicable to all employees, including problem solving, communication, leadership and teamwork, as well as job specific elements. Job specific elements for measuring the individual performance of our Named Executive Officers include the individual’s contributions to our operations and performance in the following areas: Mr. Wagner – strategic, operational and profitability considerations; Mr. Fisher – strategic, tactical, administrative and profitability considerations; Mr. Harvey – strategic, financial records/reporting administrative, facilities and profitability considerations; Mr. Smelko – strategic, credit administration, appraising, collections and loan workout, administrative and profitability considerations; and Mr. Bickerton – strategic, commercial lending, administrative and profitability considerations. These performance measures are not quantitative or otherwise measurable targets. Rather, stock award grants are based on the named executive officer’s overall performance, which factors in how the officer performed in their areas of responsibility. The same rating system that is used for base salary increases is used to determine grants of stock awards. For the year ended December 31, 2017, each Named Executive Officer was granted awards under our 2011 Equity Incentive Plan based upon their “distinguished” individual performance ratings.

During the year ended December 31, 2017, under the 2011 Equity Incentive Plan, the Compensation Committee granted stock options and shares of restricted stock to employees, with different amounts given for different levels of responsibility within our organization and different performance ratings, based upon the employee’s most recent performance review. However, the amounts of stock options and shares of restricted stock that could be received were not determined prior to the beginning of the applicable performance evaluation period. The Chief Executive Officer was awarded 24,000 stock options and 11,250 restricted shares as a result of a “distinguished” performance rating. Similarly, Mr. Harvey and Mr. Fisher were each awarded 15,470 stock options and 7,250 restricted shares as a result of “distinguished” performance ratings. Mr. Smelko and Mr. Bickerton were each awarded 12,480 stock options and 5,850 restricted shares as a result of “distinguished” performance ratings. The Compensation Committee would have granted to the Named Executive Officers 50% fewer awards for a “commendable” rating and no awards had any of these individuals received lower performance ratings.

Employment Agreements/Change in Control Agreements. We have entered into employment agreements with Named Executive Officers Wagner, Harvey and Fisher and change in control agreements with certain executive officers, including Named Executive Officers Smelko and Bickerton. These agreements are designed to give us the ability to retain the services of the designated executives while reducing, to the extent possible, unnecessary disruptions to our operations. The employment agreements are for a two-year period and the Change in Control Agreements are for a one-year period. The agreements are reviewed for renewal annually by the Compensation Committee and provide for salary and bonus payments as well as additional post-employment benefits, primarily medical and dental benefits, under certain conditions, as defined in the agreements. The agreements were negotiated directly with and recommended for approval by, the Compensation Committee. The Compensation Committee believes such agreements are common and necessary to retain executive talent. For a discussion of these agreements and the payments that would be received by the Named Executive Officers under certain scenarios with respect to these agreements, see “Employment Agreements/Change in Control Agreements” and “Potential Payments to Named Executive Officers.”

Retirement Plans. Substantially all of our employees, including our Named Executive Officers, are eligible to participate in our tax-qualified defined benefit plan, which is intended to provide an annual retirement benefit. See “Defined Benefit Plan.” We have also adopted a non-qualified supplemental executive retirement plan for the benefit of those individuals whose benefits under the defined benefit plan are limited by restrictions contained in the Internal Revenue Code. See “—Supplemental Executive Retirement Plan.” All of our employees who have attained age 21 are also eligible to participate in our 401(k) plan. However, one year of service and a 1,000 hour eligibility requirement must be met before becoming eligible for the company match, which is made in Northwest Bancshares, Inc. stock. However, employees may subsequently diversify employer contributed matching funds in other investment options. We provide matching contributions equal to 100% of an eligible employee’s (an employee with one year of continuous service) 401(k) plan contributions, up to 4% of the employee’s eligible compensation.

Tax and Accounting Implications. In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and on an annual basis to ensure that we understand the financial impact of the program. Our analysis includes a detailed review of recently adopted and pending changes in tax and accounting requirements. As part of our review, we consider modifications and/or alternatives to existing programs to take advantage of favorable changes in the tax or accounting environment or to avoid adverse consequences. To preserve maximum flexibility in the design and implementation of our compensation program, we have not adopted a formal policy that requires all compensation to be tax deductible. However, to the greatest extent possible, it is our intent to structure our compensation programs in a tax efficient manner.

Review of Risk Related to Compensation Policies and Procedures. The Compensation Committee of the Board of Directors is responsible for the oversight of employee compensation policies and procedures, including the determination of whether any material risk is imposed on Northwest Bancshares, Inc. from the annual cash incentive plan, long-term stock-based compensation plan and/or employment or change in control agreements. After reviewing the compensation policies and procedures, including the determination of whether any incentive/variable compensation programs encourage excessive risk taking by employees, the Compensation Committee has concluded such plans do not pose material risk to Northwest Bancshares, Inc.

Say-on-Pay. In accordance with the rules of the Securities and Exchange Commission, at our 2017 Annual Meeting of Stockholders, we received the following votes with respect to the compensation of our Named Executive

Officers: (i) an advisory, non-binding vote to approve the compensation of our Named Executive Officers as described in the proxy statement (commonly referred to as a “Say-on-Pay Vote”), which vote received an overwhelming majority of the votes cast in favor of the proposal; and (ii), an advisory, non-binding vote on the frequency of the Say-on-Pay Vote in the future (the “Frequency Vote”). At our 2017 Annual Meeting of Stockholders, our stockholders recommended that we hold a Say-on-Pay Vote on an annual basis. Our Compensation Committee considered the recommendation of the stockholders at our 2017 Annual Meeting of Stockholders in reviewing executive compensation and in determining the frequency of future Say-on-Pay Votes, and has determined to include the Say-on-Pay Vote in our proxy materials for each annual meeting of stockholders until the next Frequency Vote, which will occur no later than our 2023 Annual Meeting of Stockholders.

No Pledging or Hedging Company Securities. We have adopted a policy that prohibits our insiders from (1) pledging Northwest Bancshares, Inc. stock as collateral against a loan or line of credit or holding Northwest Bancshares, Inc. stock in a margin account; and (2) conducting any hedging activities (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) designed to offset any decrease in the market value with respect to Northwest Bancshares, Inc. stock.

CEO Pay Ratio. As mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission adopted a rule requiring annual disclosure of the annual total compensation for both the median employee and chief executive officer (the “CEO”) along with the ratio of the median employee’s annual total compensation to the CEO’s annual total compensation.

We identified the median employee by: (i) obtaining a listing of all employees including active full-time, part-time, seasonal, and temporary employees excluding our CEO, William J. Wagner, as of December 31, 2017, and (ii) ranking the employees by hourly wages as of December 31, 2017.

Total compensation for this median employee was determined in the same manner as the “Total Compensation” shown for our CEO in the Summary Compensation Table on page 23. There were no cost-of-living adjustments, full-time equivalent adjustments, or annualization in the calculation of these amounts.

In determining the median employee, we included approximately 300 employees who work less than 1,000 hours per year and do not receive the complete line of benefits offered to full-time employees.

Annual Total Compensation of Median Employee	$44,980
Annual Total Compensation of Mr. Wagner, CEO	$1,718,173
Ratio of CEO to Median Employee Compensation	38:1

Executive Compensation

The following table sets forth, for the three years ended December 31, 2017, certain information as to the total remuneration we paid to Mr. Wagner, who serves as our Chairman of the Board and Chief Executive Officer, Mr. Harvey, who serves as our Chief Financial Officer, and our three other most highly compensated executive officers at December 31, 2017.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(2)	Change in pension value and nonqualified deferred compensation earnings ($)(3)	All other compensation ($)(4)	Total ($)
William J. Wagner Chairman of the Board and Chief Executive Officer	2017	675,639	172,182	171,450	37,200	576,159	85,543	1,718,173
	2016	643,950	131,198	163,238	36,480	324,829	93,408	1,393,103
	2015	628,175	94,209	138,488	27,360	77,009	78,592	1,043,833

William W. Harvey, Jr. Sr. Executive Vice President, Chief Financial Officer	2017	383,400	98,140	110,490	23,979	146,780	37,401	800,190
	2016	363,225	73,961	105,198	23,514	84,608	50,801	701,307
	2015	341,894	52,495	89,248	17,636	—	37,055	538,328

Steven G. Fisher Sr. Executive Vice President, Chief Revenue Officer	2017	383,400	98,140	110,490	23,979	216,232	44,346	876,587
	2016	363,225	73,961	105,198	23,514	138,165	57,221	761,284
	2015	341,894	52,495	89,248	17,636	16,601	43,001	560,875

Michael G. Smelko Executive Vice President, Chief Credit Officer	2017	255,124	66,756	89,154	19,344	82,178	33,235	545,791
	2016	226,775	47,439	84,884	18,970	47,140	42,418	467,626
	2015	208,336	31,717	72,014	14,227	—	30,260	356,554

Michael W. Bickerton Executive Vice President, Commercial Lending	2017	273,005	63,990	89,154	19,344	32,343	20,866	498,702
	2016	262,363	95,347	42,514	9,485	25,026	17,048	451,783

(footnotes on following page)

(footnotes from previous page)

(1)	Reflects the aggregate grant date fair value of restricted stock awards granted during the applicable year. The assumptions used in the valuation of these awards are included in Notes 1(o) and 14(d) to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission.
(2)	Reflects the aggregate grant date fair value of option awards granted during the applicable year. The value is the amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in the valuation of these awards are included in Notes 1(o) and 14(e) to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission.
(3)	The change in pension value includes both the value of the benefit earned by the executive during the year as well as the financial impact of discount rate changes on the prior service benefits earned under the Plan. When discount rates decline there is an increase in the value of the prior service benefits and when discount rates increase there is a decrease in the value of the prior service benefits. For the year ending December 31, 2017, the discount rate used to value plan benefits decreased from 4.06% to 3.53%, which resulted in a significant increase in the value of the prior service benefits. For the year ending December 31, 2016, the discount rate decreased from 4.25% to 4.06%, and for the year ending December 31, 2015 the discount rate increased from 3.89% to 4.25%. For the year ending December 31, 2015, when the discount rate increased, Messrs. Harvey and Smelko had decreases in pension value of $5,290 and $2,883 respectively.
(4)	The compensation represented by the amounts for 2017 set forth in the All Other Compensation column for the Named Executive Officers is detailed in the table below.

Name	Company Contributions to Qualified Defined Contribution Plan ($)(a)	Company Paid Life Insurance Premiums ($)(b)	Unvested Restricted Stock Dividends ($)(c)	Total All Other Compensation ($)
William J. Wagner	10,800	36,903	37,840	85,543
William W. Harvey, Jr.	10,800	3,241	23,360	37,401
Steven G. Fisher	10,800	10,186	23,360	44,346
Michael G. Smelko	10,205	3,353	19,677	33,235
Michael W. Bickerton	10,800	6,787	3,279	20,866

(a)	Reflects contributions to our tax qualified plan. Northwest Bank makes matching contributions equal to 100% of the employee’s 401(k) contributions, up to 4% of the employee’s eligible compensation limited by IRS restrictions.
(b)	Reflects excess premiums and/or payments for life insurance reported as taxable compensation on the Named Executive Officer’s Form W-2.
(c)	Reflects dividends on shares of unvested restricted common stock, which are reported as taxable compensation on the Named Executive Officer’s Form W-2.

Amounts included in the “Stock awards” column for the years ended December 31, 2017, 2016 and 2015 represent grants under our 2011 Equity Incentive Plan. Amounts related to stock awards and option awards are reported in the table above pursuant to applicable Securities and Exchange Commission regulations that require that we report the full grant-date fair value of grants in the year in which such grants are made. Because grants vest (are earned) at a rate of 10% per year, the amounts actually vested and recognized as income on Form W-2 for stock awards granted during the applicable year for Messrs, Wagner, Harvey, Fisher, Smelko and Bickerton were $17,145, $11,049, $11,049, $8,915 and $8,915, respectively, for the year ended December 31, 2017, $16,324, $10,520, $10,520, $8,488 and $4,251, respectively, for the year ended December 31, 2016 and $13,849, $8,925, $8,925, $7,201 and $0, respectively, for the year ended December 31, 2015. Amounts included in the “Option awards” column represent grants under our stock option plans. Stock option grants are not treated as taxable income in the year of grant, so for the years ended December 31, 2017, 2016 and 2015, the economic value of compensation related to the award of stock options as reported to the Internal Revenue Service on Form W-2 for income tax purposes was $0.

Amounts listed above in the “Salary” column are paid pursuant to employment agreements or change in control agreements with the Named Executive Officers. See “Employment Agreements/Change in Control Agreements.” A portion of the amounts listed in the “Bonus” column reflect a discretionary holiday bonus approved by the Compensation Committee and distributed to substantially all employees calculated on a five-year vesting schedule. Distribution ranges vary from 0% to 5% of base pay dependent upon tenure with us. Due to their years of service, Messrs. Wagner, Harvey, Fisher, and Smelko received bonuses equal to 5% of base pay and Mr. Bickerton received 2% of base pay for the year ended December 31, 2017. Amounts listed in the “Bonus” column also reflect discretionary bonuses paid by the Compensation Committee under the Management Bonus Plan. See “Compensation Discussion and Analysis—Annual Cash Incentive.” Amounts listed in the “Change in pension value and nonqualified deferred compensation earnings” column reflect the aggregate year-to-year change in the actuarial present value of the Named Executive Officer’s accrued pension benefit under all qualified and non-qualified defined benefit plans based on the assumptions used for FASB

ASC 715 at each measurement date. As such, the change reflects changes in value due to an increase or decrease in the FASB ASC 715 discount rate, changes in the mortality table, and changes due to the accrual of plan benefits.

There were no nonqualified deferred compensation earnings required to be reported because the earnings, if any, were not “above market” as defined in Securities and Exchange Commission regulations.

Plan-Based Awards. The following table sets forth for the year ended December 31, 2017 certain information as to grants of plan-based awards for the Named Executive Officers.

Grants of Plan-Based Awards for the Year Ended December 31, 2017
		Estimated future payouts under equity-incentive plan awards			All other stock awards: number of shares or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant date	Threshold (#)	Target (#)	Maximum (#)
William J. Wagner	May 17, 2017	12,000	24,000	24,000	—	24,000	15.57	15.24	37,200
	May 17, 2017	5,625	11,250	11,250	11,250	—	—	15.24	171,450

William W. Harvey, Jr.	May 17, 2017	7,735	15,470	15,470	—	15,470	15.57	15.24	23,979
	May 17, 2017	3,625	7,250	7,250	7,250	—	—	15.24	110,490

Steven G. Fisher	May 17, 2017	7,735	15,470	15,470	—	15,470	15.57	15.24	23,979
	May 17, 2017	3,625	7,250	7,250	7,250	—	—	15.24	110,490

Michael G. Smelko	May 17, 2017	6,240	12,480	12,480	—	12,480	15.57	15.24	19,344
	May 17, 2017	2,925	5,850	5,850	5,850	—	—	15.24	89,154

Michael W. Bickerton	May 17, 2017	6,240	12,480	12,480	—	12,480	15.57	15.24	19,344
	May 17, 2017	2,925	5,850	5,850	5,850	—	—	15.24	89,154

During the year ended December 31, 2017, stock options and shares of restricted stock were awarded under our 2011 Equity Incentive Plan. Stock options and shares of restricted stock that are subject to time-based vesting are listed in the columns entitled “All other option awards; number of securities and underlying options” and “All other stock awards; number of shares or units.” Awards listed under “Estimated future payouts under equity incentive plan awards” represent the amount of stock options (the first line for each Named Executive Officer) and shares of restricted stock (the second line for each Named Executive Officer) that can be earned as described in “Compensation Discussion and Analysis—Long-Term Stock-Based Compensation.” Each award vests over ten years beginning with the date of grant. Vesting is accelerated in the event of involuntary termination following a change in control of Northwest Bank or Northwest Bancshares, Inc. and in the event of the recipient’s death, disability or normal retirement (generally, the attainment of age 65). The exercise price of stock options is the closing price of our shares of common stock on the day before the date of grant. For a further discussion of grants made for the year ended December 31, 2017, see “Compensation Discussion and Analysis—Long-Term Stock-Based Compensation.”

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2017 for the Named Executive Officers. Information has been adjusted to reflect the 2.25-for-one stock split in connection with Northwest Bancorp, MHC’s mutual-to-stock conversion, which occurred in December 2009.

Outstanding Equity Awards at December 31, 2017
	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
William J. Wagner	21,374	—		—	9.79	11/19/18	58,875	984,979	—	—
	21,374	—		—	7.48	02/18/19
	19,000	—		—	11.49	01/20/20
	16,286	2,714	(1)	—	12.12	01/19/21
	70,000	30,000	(2)	—	12.32	05/18/21
	14,400	9,600	(3)	—	11.70	05/23/22
	12,000	12,000	(4)	—	12.44	05/15/23
	9,600	14,400	(5)	—	13.15	05/21/24
	7,200	16,800	(6)	—	12.37	05/20/25
	4,800	19,200	(7)	—	14.15	05/18/26
	2,400	21,600	(8)	—	15.57	05/17/27

William W. Harvey, Jr.	1,857	1,857	(1)	—	12.12	01/19/21	36,525	611,063	—	—
	12,000	18,000	(2)	—	12.32	05/18/21
	8,640	5,760	(3)	—	11.70	05/23/22
	7,200	7,200	(4)	—	12.44	05/15/23
	5,760	8,640	(5)	—	13.15	05/21/24
	4,641	10,829	(6)	—	12.37	05/20/25
	3,094	12,376	(7)	—	14.15	05/18/26
	1,547	13,923	(8)	—	15.57	05/17/27

Steven G. Fisher	13,000	—		—	11.49	01/20/20	36,525	611,063	—	—
	11,143	1,857	(1)	—	12.12	01/19/21
	42,000	18,000	(2)	—	12.32	05/18/21
	8,640	5,760	(3)	—	11.70	05/23/22
	7,200	7,200	(4)	—	12.44	05/15/23
	5,760	8,640	(5)	—	13.15	05/21/24
	4,641	10,829	(6)	—	12.37	05/20/25
	3,094	12,376	(7)	—	14.15	05/18/26
	1,547	13,923	(8)	—	15.57	05/17/27

(footnotes begin on following page)

Outstanding Equity Awards at December 31, 2017
	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael G. Smelko	13,000	—		—	11.49	01/20/20	30,615	512,189	—	—
	11,143	1,857	(1)	—	12.12	01/19/21
	36,400	15,600	(2)	—	12.32	05/18/21
	7,488	4,992	(3)	—	11.70	05/23/22
	6,240	6,240	(4)	—	12.44	05/15/23
	4,992	7,488	(5)	—	13.15	05/21/24
	3,744	8,736	(6)	—	12.37	05/20/25
	2,496	9,984	(7)	—	14.15	05/18/26
	1,248	11,232	(8)	—	15.57	05/17/27

Michael W. Bickerton	1,248	4,992	(7)	—	14.15	05/18/26	7,609	127,299	—	—
	1,248	11,232	(8)	—	15.57	05/17/27

(1)	Remaining unexercisable options will vest on January 19, 2018.
(2)	Remaining unexercisable options will vest equally on May 18, 2018, 2019, and 2020.
(3)	Remaining unexercisable options will vest equally on May 23, 2018, 2019, 2020 and 2021.
(4)	Remaining unexercisable options will vest equally on May 15, 2018, 2019, 2020, 2021 and 2022.
(5)	Remaining unexercisable options will vest equally on May 21, 2018, 2019, 2020, 2021, 2022 and 2023.
(6)	Remaining unexercisable options will vest equally on May 20, 2018, 2019, 2020, 2021, 2022, 2023 and 2024.
(7)	Remaining unexercisable options will vest equally on May 18, 2018, 2019, 2020, 2021, 2022, 2023, 2024 and 2025.
(8)	Remaining unexercisable options will vest equally on May 17, 2018, 2019, 2020, 2021, 2022, 2023, 2024, 2025 and 2026.

Option Exercises and Stock Vested. The following table sets forth information with respect to option exercises and stock that vested during the year ended December 31, 2017 for the Named Executive Officers.

Option Exercises and Stock Vested for the Year Ended December 31, 2017
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($) (1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
William J. Wagner	—	—	11,750	180,829
William W. Harvey, Jr.	31,857	178,332	7,200	110,796
Steven G. Fisher	—	—	7,200	110,796
Michael G. Smelko	—	—	6,110	94,031
Michael W. Bickerton	—	—	878	13,415

(1)	Based on the difference between the per share trading price at the time of exercise and the exercise price.

Pension Benefits. The following table sets forth information with respect to pension benefits at and for the year ended December 31, 2017 for the Named Executive Officers. See “—Defined Benefit Plan” and “—Supplemental Executive Retirement Plan” for a discussion of the plans referenced in this table.

Pension Benefits at and for the Year Ended December 31, 2017
Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
William J. Wagner	Northwest Bank Pension Plan	34	1,901,276	—
	Northwest Savings Bank Non-Qualified Supplemental Retirement Plan	34	2,413,474	—

William W. Harvey, Jr.	Northwest Bank Pension Plan	22	778,160	—
	Northwest Savings Bank Non-Qualified Supplemental Retirement Plan	22	42,048	—

Steven G. Fisher	Northwest Bank Pension Plan	34	1,603,095	—
	Northwest Savings Bank Non-Qualified Supplemental Retirement Plan	34	67,317	—

Michael G. Smelko	Northwest Bank Pension Plan	20	432,388	—

Michael W. Bickerton	Northwest Bank Pension Plan	2	57,369	—

Nonqualified Deferred Compensation. The following table sets forth information with respect to defined contribution and other nonqualified deferred compensation plans at and for the year ended December 31, 2017 for Mr. Wagner, who is the only Named Executive Officer who elected to participate in this plan.

Nonqualified Deferred Compensation at and for the Year Ended December 31, 2017
Name	Executive contributions in last fiscal year ($)	Registrant contributions in last fiscal year ($)	Aggregate earnings in last fiscal year ($)		Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year end ($)
William J. Wagner	—	—	170	(1)	—	19,872	(1)

(1)	Amounts listed as earnings and included in the aggregate balance at last fiscal year end have not been reported as compensation in Summary Compensation Tables because the earnings are not “above market.”

Effective December 31, 2005, we suspended the Northwest Savings Bank and Affiliates Upper Managers’ Bonus Deferred Compensation Plan. Under this plan, certain employees of Northwest Bank were eligible to defer all or part of their annual management incentive bonus. Interest is credited to a participant’s deferred compensation account at the annual earnings rate paid on Northwest Bank’s five-year certificates of deposit, calculated as of the end of the preceding fiscal year. The interest rate paid for 2017 was 0.75%. Under this plan, participants could elect to receive either a lump-sum payment or approximately equal monthly installments over a period of up to 10 years, with payment commencing upon the earlier of specified events selected by the participant, including retirement, voluntary resignation, involuntary termination, death, disability, reaching a certain age or on a date selected by the participant. Mr. Wagner is the only Named Executive Officer who participates in this plan.

Employment Agreements/Change in Control Agreements

Northwest Bancshares, Inc. and Northwest Bank are parties to a two-year employment agreement with each of Messrs. Wagner, Seiffert, Harvey and Fisher. On each anniversary date the contracts may be renewed for an additional year, and a contract that is not renewed expires twelve months following the anniversary date. Under the agreements, the base salaries of Messrs. Wagner, Seiffert, Harvey and Fisher of $691,800, $500,000, $394,850 and $394,850, respectively, are reviewed annually and may be increased but not decreased. In the event Northwest Bancshares, Inc. or Northwest Bank terminates their employment for reasons other than for “just cause” (as defined in the agreement), or if they resign due to “good reason” (as defined in the agreement), with or without a “change in control” (as defined in the agreement), within 30 days after the executive’s termination of employment, Northwest Bancshares, Inc. or Northwest Bank (or any successor) will pay the executive a cash lump sum equal to:

(i)	the sum of three times his highest rate of base salary and three times his highest rate of cash bonus paid during the prior three years, and

(ii)	continuation of medical and dental coverage for 36 months from the date of termination, unless they obtain similar benefits from their new employer.

To the extent necessary, in order to avoid penalties under Section 409A of the Internal Revenue Code, the base salary and bonus amount shall be paid in a lump sum on the first day of the seventh month following the date of termination. During the employment term and thereafter, the executive shall be indemnified and covered under a standard directors’ and officers’ liability insurance policy provided by Northwest Bancshares, Inc. or Northwest Bank against all expenses and liabilities reasonably incurred in connection with or arising out of any action in which the executive may have been involved by reason of his having been a director or officer of Northwest Bancshares, Inc. or Northwest Bank, including judgments, court costs, attorneys fees and settlements approved by the Compensation Committee. However, such indemnification does not apply to matters where the executive is adjudged liable for willful misconduct in performing his duties. All payments under any of the agreements will be made by Northwest Bank, but if not timely paid, Northwest Bancshares, Inc. shall make such payments. The agreements are binding on successors to Northwest Bancshares, Inc. and Northwest Bank.

Northwest Bancshares, Inc. and Northwest Bank are parties to a one-year change in control agreement with each of Messrs. Smelko and Bickerton (the “executives”), under which the executives serve as executive officers of Northwest Bancshares, Inc. or Northwest Bank. On each anniversary date a contract may be renewed for an additional year, and if it is not renewed it expires on the anniversary date. Under the agreement, each of the executive’s current base salary is reviewed annually and may be increased but not decreased. As of July 1, 2017, Mr. Smelko’s base salary was $269,975 and Mr. Bickerton’s base salary was $278,875. In the event of a “change of control” (as defined in the agreement), and if, within 24 months after the change in control, the executive either resigns due to “good reason” (as defined in the agreement) or is involuntarily terminated other than for “just cause,” (as defined in the agreement) within 30 days after the executive’s termination of employment, Northwest Bancshares, Inc. or Northwest Bank (or any successor) will pay the executive a cash lump sum equal to sum of three times the executive’s highest rate of base salary and three times their highest rate of cash bonus paid to him during the prior three years. Northwest Bank would also continue the executive’s medical and dental coverage for 36 months from the date of termination, unless the executive obtains similar benefits from his new employer. To the extent necessary in order to avoid penalties under Internal Revenue Code Section 409A, the base salary and bonus amount shall be paid in a lump sum on the first day of the seventh month following the date of termination.

The following provisions apply to all of the agreements. If the executive’s employment is terminated for “just cause”, no further compensation or benefits shall be paid under the agreements and all unvested stock options and unvested restricted stock awarded to the executive, as well as all unexercised stock options, shall be immediately forfeited. Any payments to the executive would be reduced, if necessary, so as not to be an “excess parachute payment” as defined by Internal Revenue Code Section 280G (relating to payments made in connection with a change in control). If the executive becomes disabled (within the meaning of Internal Revenue Code Section 409A), Northwest Bank may

terminate the agreement but will pay the executive his then-current base salary for the longer of the remaining term of the agreement or one year, reduced by the amount of any disability insurance, workers’ compensation or social security benefits paid to the executive. If the executive dies during the term of the agreement, Northwest Bank shall continue to pay his then-current base salary for one year and shall provide medical and dental benefits for the executive’s eligible dependents for three years after the executive’s death, at generally the same level as Northwest Bank was providing such benefits at the time of the executive’s death.

Potential Payments to Named Executive Officers

The following tables show potential payments that would be made to the Named Executive Officers upon specified events, assuming such events occurred on December 31, 2017, pursuant to each individual’s employment or change in control agreement, pursuant to stock benefits that have been granted under our equity incentive plans and pursuant to our policies with respect to health care and other benefits continuation. All of the payments are subject to reduction under Section 280G of the Internal Revenue Code, and the amounts set forth below have not been adjusted for such reductions. For a discussion of additional benefits that would be paid to the Named Executive Officers or their beneficiaries upon various termination scenarios, see “—Defined Benefit Plan,” “—Supplemental Executive Retirement Plan,” and “—Life Insurance Coverage.”

William J. Wagner
Type of Benefit	Involuntary Termination or Termination for Good Reason Before Change in Control or Within 24 Months After Change in Control	Voluntary Termination	Termination for Cause	Death	Disability	Retirement
Severance pay	$2,075,400	$—	$—	$691,800	$1,547,900	$—
Bonus payment	516,546	172,182	—	172,182	172,182	172,182
Stock option vesting acceleration	443,972	12,512	—	443,972	443,972	12,512
Restricted stock vesting acceleration	984,979	—	—	984,979	984,979	—
Health care and other benefits continuation	54,283	—	—	20,885	—	—

William W. Harvey, Jr.
Type of Benefit	Involuntary Termination or Termination for Good Reason Before Change in Control or Within 24 Months After Change in Control	Voluntary Termination	Termination for Cause	Death	Disability	Retirement
Severance pay	$1,184,550	$—	$—	$394,850	$657,050	$—
Bonus payment	294,510	98,170	—	98,170	98,170	98,170
Stock option vesting acceleration	274,028	—	—	274,028	274,028	—
Restricted stock vesting acceleration	611,063	—	—	611,063	611,063	—
Health care and other benefits continuation	62,560	—	—	49,181	—	—

Steven G. Fisher
Type of Benefit	Involuntary Termination or Termination for Good Reason Before Change in Control or Within 24 Months After Change in Control	Voluntary Termination	Termination for Cause	Death	Disability	Retirement
Severance pay	$1,184,550	$—	$—	$394,850	$657,050	$—
Bonus payment	294,510	98,170	—	98,170	98,170	98,170
Stock option vesting acceleration	274,028	8,561	—	274,028	274,028	8,561
Restricted stock vesting acceleration	611,063	—	—	611,063	611,063	—
Health care and other benefits continuation	62,560	—	—	49,181	—	—

Michael G. Smelko
Type of Benefit	Involuntary Termination or Termination for Good Reason Before Change in Control or Within 24 Months After Change in Control	Voluntary Termination	Termination for Cause	Death	Disability	Retirement
Severance pay	$809,925	$—	$—	$269,975	$331,966	$—
Bonus payment	200,268	66,756	—	66,756	66,756	66,756
Stock option vesting acceleration	232,920	—	—	232,920	232,920	—
Restricted stock vesting acceleration	512,189	—	—	512,189	512,189	—
Health care and other benefits continuation	62,560	—	—	49,181	—	—

Michael W. Bickerton
Type of Benefit	Involuntary Termination or Termination for Good Reason Before Change in Control or Within 24 Months After Change in Control	Voluntary Termination	Termination for Cause	Death	Disability	Retirement
Severance pay	$836,625	$—	$—	$278,875	$343,981	$—
Bonus payment	191,970	63,990	—	63,990	63,990	63,990
Stock option vesting acceleration	25,980	—	—	25,980	25,980	—
Restricted stock vesting acceleration	127,299	—	—	127,299	127,299	—
Health care and other benefits continuation	—	—	—	—	—	—

Defined Benefit Plan

Northwest Bank maintains the Northwest Bank Pension Plan (Retirement Plan) covering substantially all employees who satisfy the eligibility requirements of age 21 and the completion of one year of service. The plan is noncontributory and funded by the employer. Northwest Bank annually contributes an amount necessary to at least satisfy the actuarially determined minimum funding requirements under Section 430 of the Internal Revenue Code in accordance with the Employee Retirement and Income Security Act of 1974, as amended (“ERISA”). For the Plan year ended December 31, 2017, there was not a required contribution but the Bank elected to contribute $4.0 million to maintain a well-funded position.

The benefits under the plan are payable on the participants normal retirement date which is age 65 and the completion of five years of service. Benefits are computed using the plan formula, base pay and years of credited service. Upon retirement, benefits are payable as a lifetime annuity and the participant has the option to select from several choices of actuarially equivalent benefits. Early retirement is available as early as age 55 with the completion of five years of service or any time after the completion of 25 years of service but the benefit is reduced on an actuarial basis to account for early payment.

The plan formula for employees hired prior to January 1, 2008, and applicable to their service up through March 31, 2013 was 1.6% of five-year average monthly base pay plus .6% of average monthly base pay in excess of covered compensation (35 year average of the maximum taxable wage bases) multiplied by credited service up to a maximum of 25 years. The formula also provided an additional benefit equal to 0.6% of five-year average monthly base pay multiplied by credited service between 25 years and 35 years. The benefits computed under this formula were frozen effective March 31, 2013 and a new formula was adopted. Messrs. Wagner, Fisher, Harvey and Smelko completed service prior to March 31, 2013 and earned a portion of their pension benefit under this formula.

For service commencing January 1, 2013, which includes all Named Executive Officers, additional benefits for all participants under the plan will be earned equal to 1% of eligible base pay for each calendar year that a participant completes at least 1,000 hours of service.

The accrued annual pension benefit as of December 31, 2017 for Messrs. Wagner, Harvey, Fisher, Smelko and Bickerton were $140,403, $90,222, $134,215, $52,553 and $5,324, respectively. As of December 31, 2017, Messrs. Wagner and Fisher qualified for early retirement under the Retirement Plan. If Messrs. Wagner and Fisher had retired on December 31, 2017, and began receiving benefit payments immediately upon retirement, their annual pension benefit would have been $132,596 and $97,655, respectively.

Supplemental Executive Retirement Plan

Northwest Bank has adopted a non-qualified supplemental executive retirement plan (“SERP”) for certain participants in Northwest Bank’s Retirement Plan whose benefits are limited by Section 415(b) of the Internal Revenue Code (which limits the amount of annual benefits that may be accrued to fund future benefit payments) or Section 401(a)(17) of the Internal Revenue Code (which places a limitation on compensation taken into account for tax-qualified plan purposes; for 2017, that limit was $270,000). The SERP provides the designated executives with retirement benefits generally equal to the difference between the benefit that would be available under the Retirement Plan but for the limitations imposed by Internal Revenue Code Sections 401(a)(17) and 415(b) and that which is actually funded under the Retirement Plan as a result of the limitations.

Participants must elect the method of payment. Options for payment include a lump sum, three substantially equal annual installments, or five substantially equal annual installments, starting within 30 days of the earliest of the following events: the participant’s death, disability, retirement or a change in control, provided, however, that if the participant is a specified employee under Section 409A of the Internal Revenue Code, distribution following retirement must be delayed for six months. The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of Northwest Bank. The benefits paid under the SERP supplement the benefits paid by the Retirement Plan.

The accrued annual pension benefit as of December 31, 2017 for Messrs. Wagner, Harvey and Fisher were $172,345, $4,835 and $5,477, respectively. As of December 31, 2017 Messrs. Wagner and Fisher qualified for early retirement under the SERP. If Messrs. Wagner and Fisher had retired on December 31, 2017 and began receiving benefit payments immediately upon retirement, their annual pension benefit would have been $162,762 and $3,985, respectively.

Life Insurance Coverage

Northwest Bank generally provides group term life insurance to its employees. The amount of eligible life insurance coverage is a multiple of their base salary up to a maximum of $700,000 or flat dollar amount based on their job classification. Mr. Wagner is eligible for a multiple of his base salary, up to a maximum of $3.0 million of coverage. Pay grade level or job classification determines the flat dollar amount or multiple used. The first $50,000 of group term life insurance coverage is a non-taxable benefit each year.

Certain select senior officers participate in a Senior Managers’ Life Insurance Plan. This plan is designed to allow the participant to waive an equal amount of coverage in the group term life insurance plan in order to purchase a whole life insurance plan using their own funds in conjunction with the amount Northwest Bank would have spent for the individual’s group term premium expense. The benefit then becomes a split dollar arrangement. The officer’s coverage is provided through two sources: the group term life insurance plan, which has a carve-out provision funded by bank-owned life insurance, and an individual policy owned by the executive. The Senior Managers’ Life Insurance Plan thus gives participants a means to obtain post-retirement life insurance that is not available through the group term life plan.

Under Northwest Bank’s life insurance plans, the pre-retirement death benefit amount is determined as a flat dollar amount or a multiple of the employee’s annual base salary rounded up to the next $1,000. Multiples range from 150% to 500% based on pay grade levels. The Named Executives Officers are all eligible for the highest multiple of 500% or maximum of $700,000. The group term life insurance plan does not have a post-retirement death benefit provision. Messrs. Wagner, Harvey and Fisher participate in the Senior Managers’ Life Insurance Plan, giving them the option to continue their individual policies into retirement. As of December 31, 2017, the pre-retirement death benefit amounts from the Northwest Bank plan were as follows: $50,000 for Mr. Wagner; $150,000 for Mr. Harvey; $50,000 for Mr. Fisher; $700,000 for Mr. Smelko and $700,000 for Mr. Bickerton.

The federal income tax treatment and the annual economic benefit realized by each Named Executive Officer vary depending on the amount of life insurance in the Northwest Bank plan and the Senior Managers’ Life Insurance Plan. The specific arrangement with each Named Executive Officer is discussed below.

The premiums paid by Northwest Bank for the Named Executive Officers for life insurance coverage during 2017 totaled $54,476 consisting of the following premiums: $38,745 for Mr. Wagner; $3,623 for Mr. Harvey; $9,336 for Mr. Fisher; $1,386 for Mr. Smelko and $1,386 for Mr. Bickerton. However, the imputed economic benefit for this life insurance coverage during 2017 was as follows: $36,903 for Mr. Wagner; $3,241 for Mr. Harvey; $10,186 for Mr. Fisher; $3,353 for Mr. Smelko and $6,787 for Mr. Bickerton. The imputed economic benefit to the Named Executive Officers of the 2017 premium payments is included in the “All Other Compensation” column of the Summary Compensation Table and is described in a footnote to that column for each Named Executive Officer. The amount of such economic benefit was determined using the amount imputed to the individual under applicable tables published by the Internal Revenue Service multiplied by the aggregate death benefit payable to the individual’s beneficiary.

Director Compensation

The following table sets forth for the year ended December 31, 2017 certain information as to the total remuneration to Northwest Bancshares, Inc.’s directors. Mr. Wagner does not receive separate compensation for his service as a director.

Director Compensation Table for the Year Ended December 31, 2017
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)		Option awards ($)(2)		Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)(3)	All other compensation ($)(4)	Total ($)
Robert M. Campana	60,700	41,148	(5)	11,160	(5)	—	6,059	3,020	122,087
Deborah J. Chadsey	59,100	41,148	(6)	11,160	(6)	—	11,148	7,582	130,138
Timothy B. Fannin	70,200	41,148	(7)	11,160	(7)	—	9,584	6,804	138,896
Timothy M. Hunter	64,100	41,148	(8)	11,160	(8)	—	6,482	4,316	127,206
William F. McKnight	67,400	41,148	(9)	11,160	(9)	—	10,079	6,835	136,622
John P. Meegan	68,100	41,148	(10)	11,160	(10)	—	13,783	9,856	144,047
Mark A. Paup	64,100	41,148	(11)	11,160	(11)	—	4,867	2,660	123,935
Sonia M. Probst	69,500	41,148	(12)	11,160	(12)	—	13,547	9,856	145,211
Philip M. Tredway	74,400	41,148	(13)	11,160	(13)	—	24,584	10,301	161,593

(footnotes on following page)

Amounts included in the “Stock Awards” column for the year ended December 31, 2017 represent the value of current year grants under our 2011 Equity Incentive Plan. Amounts related to stock awards and option awards are reported in the table above pursuant to applicable Securities and Exchange Commission regulations that require that we report the full grant-date fair value of grants in the year in which such grants are made. Because grants vest (are earned) at a rate of 10% per year beginning May 17, 2017, the amounts actually vested and recognized as income was $4,115 for each director who had received such grants. Amounts included in the “Option awards” column for the year ended December 31, 2017 represent the value of current year grants under our 2011 Equity Incentive Plan. Stock option grants are not treated as taxable income in the year of grant, so for the year ended December 31, 2017, the economic value of compensation related to the award of stock options recognized for income tax purposes was $0. The amount included in the “Change in pension value and nonqualified deferred compensation earnings” column reflects the change in the estimated present value of future benefits under our pension plans as well as the amount of interest paid on deferred compensation over the applicable federal rate.

(footnotes from previous page)

(1)	Reflects the aggregate grant date fair value of restricted stock awards of 2,700 shares granted to each director on May 17, 2017 with a grant date market value of $15.24 per share. This award vests equally over a ten-year period beginning May 17, 2017. The assumptions used in the valuation of these awards are included in Notes 1(o) and 14(d) to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission.
(2)	Reflects the aggregate grant date fair value of option awards of 7,200 stock options granted to each director on May 17, 2017 with a grant date fair value of $1.55 per stock option. This award vests equally over a ten-year period beginning May 17, 2017. These options have an exercise price of $15.57 per option. The assumptions used in the valuation of these awards are included in Notes 1(o) and 14(e) to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission.
(3)	Reflects change in pension value and nonqualified deferred compensation for each director as follows: Mr. Campana, $5,910 and $149; Ms. Chadsey, $10,427 and $721; Mr. Fannin, $9,584 and $0; Mr. Hunter, $5,990 and $492; Mr. McKnight, $10,079 and $0; Mr. Meegan, $12,484 and $1,299; Mr. Paup, $4,778 and $89; Ms. Probst, $13,547 and $0; Mr. Tredway, $22,797 and $1,787.
(4)	Reflects dividends on unvested restricted stock awards and taxable value of excess life insurance for each director as follows: Mr. Campana, $2,246 and $774; Ms. Chadsey, $6,394 and $1,188; Mr. Fannin $5,616 and $1,188; Mr. Hunter $3,542 and $774; Mr. McKnight, $5,616 and $1,219; Mr. Meegan, $9,082 and $774; Mr. Paup, $2,246 and $414; Ms. Probst, $9,082 and $774; Mr. Tredway, $9,082 and $1,219.
(5)	At December 31, 2017, Mr. Campana had 2,160 vested stock options, 12,240 unvested stock options and 4,590 unvested shares of restricted stock.
(6)	At December 31, 2017, Ms. Chadsey had 15,120 vested stock options, 28,080 unvested stock options and 10,530 unvested shares of restricted stock.
(7)	At December 31, 2017, Mr. Fannin had 10,800 vested stock options, 25,200 unvested stock options and 9,450 unvested shares of restricted stock.
(8)	At December 31, 2017, Mr. Hunter had 4,320 vested stock options, 17,280 unvested stock options and 6,480 unvested shares of restricted stock.
(9)	At December 31, 2017, Mr. McKnight had 10,800 vested stock options, 25,200 unvested stock options and 9,450 unvested shares of restricted stock.
(10)	At December 31, 2017, Mr. Meegan had 47,263 vested stock options, 37,937 unvested stock options and 14,130 unvested shares of restricted stock.
(11)	At December 31, 2017, Mr. Paup had 2,160 vested stock options, 12,240 unvested stock options and 4,590 unvested shares of restricted stock.
(12)	At December 31, 2017, Ms. Probst had 41,263 vested stock options, 37,937 unvested stock options and 14,130 unvested shares of restricted stock.
(13)	At December 31, 2017, Mr. Tredway had 47,263 vested stock options, 37,937 unvested stock options and 14,130 unvested shares of restricted stock.

The full board of directors determines director compensation. In determining director compensation, we utilize market information that is provided by our Chief Human Resources Officer, which is supported by survey data from various sources.

For the year ended December 31, 2017, each nonemployee directors of Northwest Bancshares, Inc. and Northwest Bank were paid a combined retainer of $22,600 per year plus $1,000 for each board meeting of Northwest Bank and Northwest Bancshares, Inc. attended. Non-employee members of the Executive, Compensation, Compliance, Trust, Audit, Risk Management, Nominating and Governance Committees were paid a total of $700 for attendance at committee meetings for both Northwest Bancshares, Inc. and Northwest Bank. The Chairperson of the Compensation, Compliance, Trust, Audit and Risk Management committees were paid an additional $1,000 per quarter as a retainer for their service as Chairperson with the Chairperson of the Nominating Committee receiving $1,000 per year and the Chairperson of the Governance Committee receiving $2,000 per year. Director Tredway received a fee of $8,000 for his service as Lead Director for Northwest Bancshares, Inc. and Northwest Bank. All Chairman and Lead director fees are prorated based on service period during the year.

Deferred Compensation Plan for Directors. We sponsor a non-qualified deferred compensation plan for directors (the “Deferred Compensation Plan”) that enables a director to elect to defer all or a portion of their directors’ fees. The amounts deferred are credited with interest at the taxable equivalent rate received by Northwest Bank on its bank owned life insurance policies that insure the directors’ lives. Deferred amounts are payable upon retirement of a director on or after attaining age 59-1/2 but no later than age 72, in the form of a lump sum or installments over a three, five or ten year period. Payments to a director, or to their designated beneficiary, may also be made from the Deferred Compensation Plan upon the director’s death, total and permanent disability, or termination of service from the Board. Participants in the Deferred Compensation Plan would not recognize taxable income with respect to the Deferred Compensation Plan benefits until the assets are actually distributed. Active directors are provided between $110,500 and $200,000 of term life coverage through our group life insurance policy. Coverage is subject to standard age reductions starting at age 65.

Retirement Plan for Directors. We maintain a retirement plan for outside directors (the “Directors Plan”). Directors who have served on the Board for five years or more and are not Northwest Bank employees are eligible to receive benefits under the Directors Plan. Upon a director’s retirement from the Board on or after five years of service and the attainment of age 60, the director is entitled to receive a retirement benefit equal to 60% of the annual retainer paid immediately prior to retirement plus 60% of the board meeting fees paid for the director’s attendance at board meetings at the annual rate which was in effect immediately prior to his retirement. If a director retires after five years or more of service but before attaining age 60, the director is entitled to one-half of the benefits otherwise available to him or her. Retirement benefits commence on the first day of the calendar quarter following the director’s attainment of age 65, or if retirement occurs later, on the first day of the calendar quarter following retirement. Such retirement benefits are paid for a period equal to the lesser of the number of a director’s completed full years of service, his life, or ten years. In the event the director dies before normal retirement age or after normal retirement age but before all retirement benefits to which he is entitled have been received, the director’s beneficiary or estate shall be paid a lump sum equal to the present value of the benefits that would have been paid had the director lived until all accrued retirement benefits had been paid. The retirement plan for outside directors was amended to freeze all benefits earned through December 31, 2012 based on the plan formula using years of service and a director’s compensation as of December 31, 2012. The amendments also provide that, for service commencing January 1, 2013, additional benefits will be earned equal to 1.25% of career average fees paid in cash for each year in the future. During the year ended December 31, 2017, we recognized expense of $178,836 for the Directors Plan.

Directors Equity Awards. Options granted under our 2008 and 2011 stock benefit plans vest over a seven-year or ten-year period, depending on the date of grant. All nonstatutory options granted under the Plans expire upon the earlier of ten years from the date of grant or from 90 days up to one year following the date the optionee ceases to be a director, depending on the date of grant. However, in the event of termination of service due to death, disability, normal retirement or a change of control of Northwest Bancshares, Inc., nonstatutory options may be exercised for up to the earlier of ten years from the date of grant or from five to ten years, depending on the date of grant.

Restricted shares granted under our 2011 Equity Incentive Plan vest over a ten-year period with the first vesting on the day of grant. However, all awards will vest at the earlier of age 72 or upon a change in control, death or disability. All unvested awards will expire upon voluntary or involuntary termination before age 72. Dividends are paid on the unvested restricted stock and participants can vote the unvested restricted stock pursuant to the 2011 Equity Incentive Plan.

Transactions With Certain Related Persons

Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal regulations adopted under this law permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Northwest Bank offers its employees interest rate discounts of generally up to 50 basis points off their Agency rates on loans made by Northwest Bank to such persons for personal use. Our policy is that extensions of credit to any insider will be approved in advance by a majority vote of the Board of Directors if the aggregate of all extensions of credit to that insider and related interests exceeds $500,000 or 5% of Northwest Bank’s unimpaired capital and surplus, whichever is less. Also, all extensions of credit made to executive officers will be promptly reported to the Board of Directors or a committee thereof. Except for the interest rate discount described above, loans to our current directors, principal officers, nominees for election as directors, security holders known by us to own more than 5% of the outstanding shares of common stock, or associates of such persons (together, “specified persons”), are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Northwest Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.

The following table sets forth loans made by Northwest Bank to its directors and executive officers where the largest amount of all indebtedness outstanding during the year ended December 31, 2017 and all amounts of interest payable during the year ended December 31, 2017 exceeded $120,000, and where the borrowers received interest rate discounts, as described above. These loans have otherwise been made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable loans with persons not related to Northwest Bank, and do not involve more than normal risk of collectability or present other unfavorable features.

Name	Position	Nature of Transaction	Largest Aggregate Balance over Disclosure Period ($)	Interest Rate (%)	Principal Balance 12/31/17 ($)	Principal Paid 01/01/17 to 12/31/17 ($)	Interest Paid 01/01/17 to 12/31/17 ($)
William F. McKnight	Director	Mortgage Loan	175,000	4.000	172,610	2,390	5,519

Robert Campana	Director	Mortgage Loan to Daughter	387,500	3.750	386,309	1,191	2,501

Ronald J. Seiffert	President and Chief Operating Officer	Mortgage Loan	350,000	3.625	350,000	—	616

In addition, any business transactions between Northwest Bank and any Director or Executive Officer are reviewed to ensure they are both competitive and at terms that are at least as preferable for Northwest Bank as could be received in an arms-length transaction. Any such transactions are then reported to the Board of Directors, or committee thereof.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended December 31, 2017 was KPMG LLP. Our Audit Committee has approved the engagement of KPMG LLP to be our independent registered public accounting firm for the year ending December 31, 2018, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, the stockholders will consider and vote on the ratification of the engagement of KPMG LLP for the year ending December 31, 2018. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Even if the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Northwest Bancshares, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during the years ended December 31, 2017 and 2016.

The aggregate fees included in the Audit Fees category were fees agreed to be billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	December 31, 2017	December 31, 2016
Audit Fees	$995,000	$939,750
Audit-Related Fees	125,735	206,500
Tax Fees	—	124,436
All Other Fees	256,294	—

Audit Fees. Audit fees for each of the years ended December 31, 2017 and 2016 were for professional services rendered for the audits of our consolidated financial statements and internal controls over financial reporting, review of the financial statements included in our quarterly reports on Form 10-Q and the internal controls attestation required under Federal Deposit Insurance Corporation regulations.

Audit-Related Fees. Audit-related fees for the years ended December 31, 2017 and 2016 were for procedures performed with respect to student lending, U.S. Department of Housing and Urban Development programs and a consent letter. Such fees are reasonably related to the performance of the audit of and review of the financial statements and are not already reported in “Audit Fees,” above.

Tax Fees. Tax fees for the year ended December 31, 2016 were for services related to tax compliance and tax planning.

All Other Fees. Other fees for the year ended December 31, 2017 were for assistance related to the implementation of the new current expected credit loss accounting standard.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services and guidance on the implementation of new accounting standards, is compatible with maintaining the independence of KPMG LLP. The Audit Committee concluded that performing such services does not affect the independence of KPMG LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagement of KPMG LLP or pursuant to the pre-approval policy described above.

The Audit Committee of the Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2018.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Named Executive Officers is described in “PROPOSAL 1—ELECTION OF DIRECTORS—Compensation Disclosure and Analysis” and “—Executive Compensation.” Stockholders are urged to read these sections of this Proxy Statement, which discuss our compensation policies and procedures with respect to our Named Executive Officers.

Stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

“RESOLVED, that the compensation paid to Northwest Bancshares, Inc.’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The Board of Directors unanimously recommends that you vote “FOR” the resolution set forth in Proposal 3.

PROPOSAL 4 — APPROVAL OF THE NORTHWEST BANCSHARES, INC.

2018 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Northwest Bancshares, Inc. 2018 Equity Incentive Plan (the “2018 Equity Plan”), to provide officers, employees and directors of Northwest Bancshares, Inc. and Northwest Bank with additional incentives to promote the growth and performance of Northwest Bancshares, Inc. The Board and the Compensation Committee believe that the adoption of the 2018 Equity Plan is in the best interest of Northwest Bancshares, Inc. and its stockholders as such plan will provide Northwest Bank with the ability to retain and reward, and to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align the interests of employees, officers and directors with those of Northwest Bancshares, Inc. stockholders through the ownership of additional common stock of Northwest Bancshares, Inc.

It is the intention of Northwest Bancshares, Inc. that the awards available under the 2018 Equity Plan will be granted over a period of five years. In addition, upon stockholder approval of the 2018 Equity Plan, no further awards will be granted under either the Northwest Bancorp, Inc. 2008 Stock Option Plan or Northwest Bancshares, Inc.’s 2011 Equity Incentive Plan, and those prior plans will remain in existence solely for the purpose of administering outstanding grants.

Why We Are Seeking Approval of the 2018 Equity Incentive Plan

•	We Have Limited Capacity to Make Restricted Stock Awards Under our Existing Equity Plan. We have 136,466 shares remaining for grants of restricted stock under our 2011 Equity Incentive Plan. Accordingly, we have no meaningful way to provide restricted stock awards to attract, retain and reward qualified personnel and management.

•	Required Stockholder Approval. As a Nasdaq listed company, we are required to obtain the approval of our stockholders before implementing an equity compensation plan, such as the 2018 Equity Plan. For these purposes, the 2018 Equity Plan must be approved by a majority of the votes cast at the meeting. Stockholder approval will also exempt the awards from the short-swing profit trading rules of Section 16(b) of the Securities Exchange Act of 1934.

Highlights of the 2018 Equity Incentive Plan

•	Limits on Grants to Directors and Employees. If awards are made to non-employee directors, the number of shares of stock subject to restricted stock awards and/or restricted stock units that will be granted to any one individual non-employee director during any calendar year is 3,000 shares, and the number of shares of stock subject to stock options that will be granted to any one individual non-employee director during any calendar year is 10,000 shares. The maximum number of shares of stock, in the aggregate, that may be subject to restricted stock awards and restricted stock units granted to all non-employee directors under the Plan is 300,000 shares, and the maximum number of shares of stock, in the aggregate, that may be subject to stock options granted to all non-employee directors under the Plan is 750,000 shares. The maximum number of shares of stock subject to restricted stock awards and/or restricted stock units that will be granted to any one individual employee during any calendar year is 37,500 shares, and the maximum number of shares of stock subject to stock options that will be granted to any one individual employee during any calendar year is 75,000 shares.

•	Share Counting. The 2018 Equity Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant while shares withheld to cover taxes will not be available for future grant.

•

Vesting Upon a Change in Control; No Single-Trigger Vesting of Time-Based Awards. The 2018 Equity Plan does not provide for vesting of time-based equity awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason). In the event of a change in control, any performance measure attached to a performance award under the 2018 Equity Plan shall be deemed satisfied at the “target” level as of the date of the change in control, unless the data supports and our Compensation Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case, the performance award will vest at such higher level.

•	Awards Subject to Clawback. Awards granted under the 2018 Equity Plan are subject to clawback if Northwest Bancshares, Inc. is required to prepare an accounting restatement due to material noncompliance of the company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards may also be subject to clawback under any other clawback policy adopted by Northwest Bancshares, Inc. from time to time, whether pursuant to the Dodd-Frank Act or otherwise.

•	No Cash-Out or Repricing of Underwater Options. Under no circumstances will any underwater stock options be bought back by Northwest Bancshares, Inc. In addition, neither the Compensation Committee nor the Board of Directors shall have the authority to reduce the exercise price of a previously granted stock option under the plan through amendment, replacement or exchange for a cash payment in excess of the stock options in-the-money value.

Material Features of 2018 Equity Incentive Plan

The following is a summary of the material features of the 2018 Equity Plan, which is qualified in its entirety by reference to the provisions of the 2018 Equity Plan, attached hereto as Appendix A. In the event of a conflict between the terms of this disclosure and the terms of the 2018 Equity Plan, the terms of the 2018 Equity Plan control.

Shares Reserved; Overall Limits on Types of Grants; Share Counting Methodology

•	Subject to permitted adjustments for certain corporate transactions, the 2018 Equity Plan authorizes the issuance or delivery to participants of up to 5,000,000 shares of Northwest Bancshares, Inc. common stock. Of this amount, the maximum shares that may be issued pursuant to the exercise of stock options is 3,500,000, all of which may be issued as incentive stock options, and the maximum shares that may be issued as restricted stock and restricted stock units (including performance awards denominated as restricted stock or restricted stock units) is 1,500,000 shares.

•	The 2018 Equity Plan does not use liberal share recycling with respect to determining the number of shares available for issuance under the 2018 Equity Plan. Accordingly, to the extent: (i) a stock option is exercised by using an actual or constructive exchange of shares of stock to pay the exercise price, (ii) shares of stock are withheld to satisfy withholding taxes upon exercise or vesting of an award, or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement, the number of shares of stock available under the 2018 Equity Plan shall be reduced by the gross number of stock options or stock awards exercised or vested rather than by the net number of shares of stock issued.

•	The rights and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause.

Limitations on Awards to Employees and Directors

The 2018 Equity Plan includes the following limitations:

•	The maximum number of shares of stock subject to restricted stock awards and/or restricted stock units that will be granted to any one individual employee during any calendar year is 37,500 shares, and the maximum number of shares of stock subject to stock options that will be granted to any one individual employee during any calendar year is 75,000 shares, all of which may be granted as incentive stock options (to the maximum extent applicable under the law).

•

If awards are made to non-employee directors, the number of shares of stock subject to restricted stock awards and/or restricted stock units that will be granted to any one individual non-employee director during any calendar year is 3,000 shares, and the number of shares of stock subject to stock options that will be granted to any one individual non-employee director during any calendar year is 10,000 shares.

•	The maximum number of shares of stock, in the aggregate, that may be subject to restricted stock awards and restricted stock units granted to all non-employee directors under the Plan is 300,000 shares, and the maximum number of shares of stock, in the aggregate, that may be subject to stock options granted to all non-employee directors under the Plan is 750,000 shares.

•	To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the 2018 Equity Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2018 Equity Plan.

•	In the event of a corporate transaction involving the stock of Northwest Bancshares, Inc. such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

Eligibility

Employees and directors of Northwest Bancshares, Inc. or its subsidiaries are eligible to receive awards under the 2018 Equity Plan, except that non-employees may not be granted incentive stock options.

Administration

The 2018 Equity Plan will be administered by the members of the Compensation Committee of Northwest Bancshares, Inc., which will consist of board members who are independent under Nasdaq listing rules and do not receive remuneration from Northwest Bancshares, Inc. in any capacity other than as a director, except for compensation in an amount for which disclosure would not be required under SEC disclosure rules. In addition, each current member of the Compensation Committee is a disinterested director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee has full and exclusive power within the limitations set forth in the 2018 Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2018 Equity Plan’s purposes; and interpreting and otherwise construing the 2018 Equity Plan. The 2018 Equity Plan also permits the Compensation Committee to delegate to a committee of one or more members of the Board who are not “non-employee directors” the authority to grant awards to eligible persons who are not subject to Section 16 of the Securities Exchange Act of 1934.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2018 Equity Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Compensation Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units any of which may vest based either on the passage of time or achievement of performance, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.

•	The exercise price may not be less than the fair market value of a share of our common stock (which is defined as the closing sales price on the exchange on which the stock is traded) on the date the stock option is granted.

•	The Compensation Committee may not grant a stock option with a term that is longer than 10 years.

•	Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Non-employee directors and service providers may only receive non-qualified stock options under the 2018 Equity Plan.

•	Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the date of exercise (i.e., a “stock swap”); (ii) by irrevocably authorizing a third party, acceptable to the Compensation Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to Northwest Bancshares, Inc. a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise (i.e., a “cashless exercise”); (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Compensation Committee; or (vi) by any combination thereof.

•	The Compensation Committee may automatically exercise in-the-money stock options that are exercisable but unexercised as of the day immediately before the 10th anniversary of the date of grant, using net settlement as the method of exercising such options.

•	Under no circumstances will Northwest Bancshares, Inc. buy back underwater stock options granted under the 2018 Equity Plan without stockholder approval.

•	The 2018 Equity Plan expressly prohibits repricing of stock options without stockholder approval.

Restricted Stock. A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.

•	Restricted stock awards may be granted only in whole shares of common stock.

•	Prior to vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.

•	Dividends on unvested restricted stock awards, whether subject to a time-based vesting schedule or performance-based vesting conditions, will be paid to the participant that has been granted the restricted stock award unless the Compensation Committee specifies otherwise in the Award Agreement.

Restricted Stock Units. Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit.

•	Restricted stock units granted under the 2018 Equity Plan may be settled in shares of our common stock, or in the sole discretion of the Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the 2018 Equity Plan or the award agreement.

•	Participants have no voting rights with respect to any restricted stock units granted under the 2018 Equity Plan.

•	In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights shall be paid when the restricted stock unit, including restricted stock units subject to performance-based vesting conditions, vests or is settled, or at the same time as the shares subject to such restricted stock unit are distributed to the participant.

Performance Awards. A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Compensation Committee and set forth in the 2018 Equity Plan. A performance award may be denominated in shares of restricted stock or restricted stock units.

Performance Measures

The performance measures that may be used for such awards may be based on one or more of the following performance measures, as selected by the Compensation Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash non-interest expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, deposits, retail or non-time deposits and/or earnings per share; loan production volume; non-performing loans; cash flow; strategic business objectives, consisting of one or more objectives, based upon meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures or goals relating to capital raising or capital management; individual performance valuations; any other measure determined by the Committee or any combination of the foregoing.

Performance measures may be expressed on an absolute and/or relative basis, or a before- or after-tax basis and may be based on comparisons using internal targets, the past performance of Northwest Bancshares, Inc. and/or the past or current performance of other similar companies. Performance goals may also be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the participant’s award agreement and identified in the audited financial statements or the annual proxy statement of Northwest Bancshares, Inc., including: (i) extraordinary, unusual and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) change in tax or accounting principles, regulations or laws; or (iv) the effects of expenses incurred in connection with a merger, branch acquisition or similar transaction.

Vesting of Awards

Awards Without Specific Performance Measures. If the right to become vested in an award under the 2018 Equity Plan is conditioned on the completion of a specified period of service with Northwest Bancshares, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in the award agreement. To the extent not specified in the award agreement, the awards shall vest at a rate not exceeding 15% per year, with the first installment vesting no earlier than the one-year anniversary of the date of grant. Northwest Bancshares, Inc. currently expects that awards will vest over seven annual installments, and the first installment of awards would vest on the date of grant. Unless otherwise specified in the award agreement and subject to acceleration of vesting in the event of death, disability, retirement, or involuntary termination of employment or service following a change in control, service as a director emeritus or advisory director shall constitute service for the purpose of vesting.

Performance-Based Awards. The vesting date of performance-based awards is the date on which all the performance measures are attained and the performance period is concluded.

Minimum Vesting Requirement. Except for awards of up to 15% of the 2018 Equity Plan’s share authorization, all awards must have a minimum vesting period of at least 12 months.

Effect of Termination of Service. The Committee shall establish the effect of termination of service on the continuation of rights and benefits available under the 2018 Equity Plan. The Committee also may specify in a participant’s award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the participant’s material violation of a company policy, breach of noncompetition, confidentiality or other restrictive covenants that apply to the covered employee, or any other conduct that is detrimental to the business or reputation of Northwest Bancshares, Inc., its affiliates and/or its subsidiaries.

All awards to an officer or director shall vest, to the extent set forth in an award agreement, immediately upon the participant’s death, disability or retirement.

In the event of a participant’s termination of service for any reason other than disability, retirement, death, involuntary termination at or following a change in control, or termination for cause, then: (i) any stock options shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination, and (ii) any restricted stock awards and other awards that have not vested as of the date of termination of service shall expire and be forfeited.

In the event of termination for cause, any awards that have not vested, or have vested but have not been exercised (in the case of stock options), shall expire and shall be forfeited.

Upon termination of service due to death, disability or retirement, all stock options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all other awards shall become fully vested at the date of termination of service. Stock options may be exercised for the remaining term of an award following such termination of service, provided that no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability or three months following termination of service due to retirement, and in order to obtain incentive stock option treatment by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of termination of service.

Change in Control. Awards under the 2018 Equity Plan will not vest upon the occurrence of a “change in control” (as defined in the 2018 Equity Plan), except as set forth herein. Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or termination of service as a director at or following a change in control of Northwest Bancshares, Inc. or Northwest Bank, all restricted stock awards and restricted stock units shall be fully earned and vested. In addition, if an acquiring corporation fails to assume the awards granted under the 2018 Equity Plan, such awards will become fully earned and vested. In the event of a change in control, any performance measure attached to a performance award under the 2018 Equity Plan shall be deemed satisfied at the “target” level as of the date of the change in control, unless the data supports and our Compensation Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case, the performance award will vest at such higher level.

Amendment and Termination

The Board may, at any time, amend or terminate the 2018 Equity Plan or any award granted under the 2018 Equity Plan, provided that the Board may not amend an award to accelerate vesting contrary to the terms of the 2018 Equity Plan and, other than as provided in the 2018 Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the provision of the 2018 Equity Plan to materially increase the original number of securities which may be issued under the 2018 Equity Plan (other than as provided in the 2018 Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2018 Equity Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the 2018 Equity Plan at any time, retroactively or otherwise, to ensure that the 2018 Equity Plan complies with current or future law without stockholder approval, and the Board may unilaterally amend the 2018 Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The 2018 Equity Plan will become effective upon approval by the stockholders at this Annual Meeting. The 2018 Equity Plan will terminate after 10 years or, if sooner, when all shares reserved under the 2018 Equity Plan have been issued. At any time, the Board may terminate the 2018 Equity Plan. However, any termination of the 2018 Equity Plan will not affect outstanding awards.

Accounting Treatment

Under the Financial Accounting Standards Board’s ASC 718, Northwest Bancshares, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options, stock awards and other equity-based compensation.

United States Income Tax Considerations

The following is a summary of the United States federal income tax consequences that may arise in conjunction with participation in the 2018 Equity Plan and is intended for the information of stockholders and not as tax guidance for participants as consequences may vary depending on the types of awards granted, the identity of the participants and the method of payment or settlement. This summary is based on the federal tax laws in effect on or after January 1, 2018. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. In addition, this summary does not address the effects of taxes imposed under state, local or foreign tax laws.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Northwest Bancshares, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of Northwest Bancshares, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of grant of the incentive stock option and within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Northwest Bancshares, Inc. will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock Awards. A participant who has been granted a restricted stock award or a performance-based restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is subject to restrictions that constitute a “substantial risk of forfeiture” for United States income tax purposes. Upon the earlier of the vesting of shares subject to an award or the date the shares are no longer subject to a substantial risk of forfeiture, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Northwest Bancshares, Inc. will be entitled to a corresponding tax deduction. For these purposes, restricted stock held by a participant will no longer be considered subject to a substantial risk of forfeiture on the date the participant becomes eligible for retirement (as defined in the 2018 Equity Plan). Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Northwest Bancshares, Inc. will be entitled to a corresponding tax deduction. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant.

Restricted Stock Unit Awards. A participant who has been granted a restricted stock unit award will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit award vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit award is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit award is distributed. At the time the recipient recognizes taxable income on a restricted stock unit award, Northwest Bancshares, Inc. will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Northwest Bancshares, Inc.’s ability to deduct compensation in excess of $1.0 million per year for persons who are “covered employees,” defined, prior to January 1, 2018, as the chief executive officer, and the three other most highly compensated officers (excluding the chief financial officer). The Tax Cuts and Jobs Act (the “Act”) that was enacted on December 22, 2017, significantly modified Section 162(m) of the Internal Revenue Code by eliminating the exception from the $1.0 million-dollar limitation for “qualified performance-based compensation.” In addition, the Act expanded the definition of “covered employee” to include the chief executive officer, the chief financial officer, the three other most highly paid officers and any employee who has been a covered employee for any fiscal year beginning after December 31, 2016. For tax years commencing on or after January 1, 2018, all compensation which becomes taxable in the year is generally subject to this deduction limit if the aggregate amount of compensation of the covered employee exceeds $1.0 million.

For tax years commencing on or after January 1, 2018, awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment remains subject to the $1.0 million deduction limit. We expect that the Committee will consider these deduction limits in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that exceed the deduction limit.

Withholding of Taxes. Northwest Bancshares, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to Northwest Bancshares, Inc. to satisfy tax withholding requirements. If a participant does not pay the tax due in a timely manner, as determined by the Committee, Northwest Bancshares, Inc. reserves the right to cancel the grant to that participant.

Change in Control. Any acceleration of the vesting or payment of awards under the 2018 Equity Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Northwest Bancshares, Inc.

Awards to be Granted

The Board has adopted the 2018 Equity Plan. If the 2018 Equity Plan is approved by stockholders, the Compensation Committee intends to meet after such approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. Awards to be allocated to non- employee directors are described above under “—Limitations on Awards to Employees and Directors.” Otherwise, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the 2018 Equity Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting; without regard to either broker non-votes or abstention.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the 2018 Equity Plan.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to nominate a candidate for the Board of Directors, our Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Northwest Bancshares, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Northwest Bancshares, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Northwest Bancshares, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The 2019 Annual Meeting of Stockholders is expected to be held April 17, 2019. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be received by our Secretary no earlier than January 17, 2019 and no later than January 27, 2019. If notice is received prior to January 17, 2019 or after January 27, 2019 it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this Proxy Statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2019 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 100 Liberty Street, Warren, Pennsylvania 16365, no later than November 9, 2018. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Northwest Bancshares, Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally, by telephone or other forms of communication without additional compensation. Northwest Bancshares, Inc. has retained Laurel Hill Advisory Group, LLC to assist Northwest Bancshares, Inc. in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $7,500 plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation.

Our Annual Report on Form 10-K for the year ended December 31, 2017 has been mailed or made available online to all stockholders of record as of February 23, 2018. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us.

ONLINE DELIVERY OF PROXY AND OTHER MATERIALS

We have elected to utilize Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders on the Internet. We believe that these rules allow us to provide our stockholders with the information they need to vote at our Annual Meeting, while also lowering the costs of delivery and reducing the environmental impact of producing and distributing the related proxy materials.

Since March 9, 2018, the proxy materials for the 2018 Annual Meeting (which includes the 2017 Annual Report to Stockholders) have been available at the following web site: www.proxyvote.com. Stockholders who wish to receive a printed copy of the proxy materials available on this web site may request copies in any of the following ways: (i) via the Internet, at www.proxyvote.com; (ii) by telephone, at 1-800-579-1639; or (iii) by sending an e-mail to sendmaterial@proxyvote.com. Stockholders who are not eligible to vote at the Annual Meeting may find our 2017 Annual Report to Stockholders and the Notice of Annual Meeting and Proxy Statement on the Investor Relations portion of our website, www.northwest.com.

We encourage all of our stockholders who have Internet access to receive future proxy materials online rather than through the U.S. mail. By electing to receive our materials electronically, you will be supporting our efforts to add to stockholder value. Other benefits of this service include:

•	Receiving stockholder communications, including the annual report to stockholders and proxy statement, as soon as they are available, thus eliminating the need to wait for them to arrive by mail;

•	Enjoying easier access to convenient online voting; and

•	Eliminating bulky paper documents from your personal files.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

We intend to deliver only one Annual Report on Form 10-K and Proxy Statement to multiple registered stockholders sharing the same address unless we receive contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:

Shareholder Relations Northwest Bancshares, Inc. 100 Liberty Street P.O. Box 128 Warren, PA 16365
Phone:	(814) 728-7263
Fax:	(814) 728-7739

Registered stockholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard K. Laws
Richard K. Laws
Executive Vice President and Corporate Secretary

Warren, Pennsylvania

March 6, 2018

APPENDIX A

NORTHWEST BANCSHARES, INC.

2018 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1    Purpose, Effective Date and Term. The purpose of the Northwest Bancshares, Inc. 2018 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Northwest Bancshares, Inc. (the “Company”), and its Subsidiaries, including Northwest Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The Plan also provides eligible Participants with an opportunity to acquire an ownership interest, or otherwise increase their ownership interest, in the Company as an incentive for them to remain in the service of the Company and the Bank. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. It is the intention of the Company that the Awards available under the Plan shall be granted over a period of five years, however, the Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon stockholder approval of this Plan, no further awards shall be granted under either the Northwest Bancorp, Inc. 2008 Stock Option Plan or the Company’s 2011 Equity Incentive Plan, and those prior plans shall remain in existence solely for the purpose of administering outstanding grants.

Section 1.2    Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3    Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4    Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1    General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)    Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten year anniversary of (x) the Effective Date or (y) the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)    Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)    Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)    Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.

Section 2.2    Stock Options.

(a)    Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; (iv) the Exercise Price; and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)    Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)    Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3    Restricted Stock.

(a)    Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Northwest Bancshares, Inc. dated [Date], made pursuant to the terms of the Northwest Bancshares, Inc. 2018 Equity Incentive Plan, copies of which are on file at the executive offices of Northwest Bancshares, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)    Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)    Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, cash dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award (including Performance Awards), other than a stock dividend consisting of shares of Stock, shall be paid to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of the Stock subject to the Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be paid to the Participant within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)    The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4    Restricted Stock Units.

(a)    Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)    Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)    A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)    The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)    Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)    A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5    Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.

(a)    Performance Measures. The performance measures may be based on any one or more of the following:

(i)    book value or tangible book value per share;

(ii)    basic earnings per share;

(iii)    basic cash earnings per share;

(iv)    diluted earnings per share;

(v)    diluted cash earnings per share;

(vi)    net income or net income before taxes;

(vii)    cash earnings;

(viii)    net interest income;

(ix)    non-interest income;

(x)    non-interest expense to average assets ratio;

(xi)    cash non-interest expense to average assets ratio;

(xii)    efficiency ratio;

(xiii)    cash efficiency ratio;

(xiv)    return on average assets;

(xv)    cash return on average assets;

(xvi)    return on average stockholders’ equity;

(xvii)    cash return on average stockholders’ equity;

(xviii)    return on average tangible stockholders’ equity;

(xix)    cash return on average tangible stockholders’ equity;

(xx)    core earnings;

(xxi)    operating income;

(xxii)    operating efficiency ratio;

(xxiii)    net interest rate margin or net interest rate spread;

(xxiv)    growth in assets, loans, deposits, retail or non-time deposits and/or earnings per share;

(xxv)    loan production volume;

(xxvi)    non-performing loans;

(xxvii)    cash flow;

(xxviii)    strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxix)    individual performance evaluations;

(xxx)    any other measure determined by the Committee; or

(xxxi)    any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement, including: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) the effects of expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)    Adjustments. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6    Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding fifteen percent (15%) per year, with the first installment vesting no earlier than the one-year anniversary of the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), at least eighty-five percent (85%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.7    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8    Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.     Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment, change in control or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether vested or unvested) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)    Upon Termination of Service for reason of Disability, Retirement or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for the remaining term of the award following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability or three months following Termination of Service due to Retirement and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)    Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/ exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1    Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 5,000,000 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 3,500,000 shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 1,500,000 shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)    Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted from this Plan, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3    Limitations on Grants to Individuals.

(a)    Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee pursuant to Section 3.2 shall be 75,000 shares, all of which may be granted as ISOs (to the maximum extent applicable under the law) and all of which may be granted during any calendar year.

(b)    Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 37,500 shares, all of which may be granted during any calendar year.

(c)    Stock Options - Directors. The Committee shall have the authority to grant Stock Options to non- employee Directors. If Stock Options are awarded to non-employee Directors, the number of shares of Stock that shall be subject to Stock Options granted to any one individual non-employee Director in any calendar year shall be 10,000 shares, or if the remaining shares available for grant as Stock Options divided by the number of Directors to whom a grant is made for the calendar year is less than 10,000 shares per Director, such lesser number of shares per Director on an equal number of shares basis. In addition, all non-employee Directors, in the aggregate, may not receive more 750,000 shares of Stock subject to Stock Options under the Plan.

(d)    Restricted Stock Awards and Restricted Stock Units - Directors. The Committee shall have the authority to grant Restricted Stock Awards or Restricted Stock Units to non-employee Directors. If Restricted Stock Awards or Restricted Stock Units are awarded to non-employee Directors, the number of shares of Stock subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-employee Director during any calendar year shall be 3,000 shares, or if the remaining shares available for grant as Restricted Stock Awards or Restricted Stock Units divided by the number of Directors to whom a grant is made for the calendar year is less than 3,000 shares per Director, such lesser number of Restricted Stock Awards and/or Restricted Stock Units per Director on an equal number of shares basis. In addition, all non-employee Directors, in the aggregate, may not receive more 300,000 shares of Stock pursuant to the grant of Restricted Stock Awards and/or Restricted Stock Units under the Plan.

(e)    The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4    Corporate Transactions.

(a)    General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5    Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws and regulations (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a)    At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b)    At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)    In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

Section 4.2    Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)    Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)    Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)    The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.6 (except to the extent permitted pursuant to Section 2.6 hereof), or accelerate the vesting requirements applicable to an Award as a result of a Change in Control (except to the extent permitted pursuant to Section 4.1 hereof).

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f)    The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1    General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards. The Plan, any Award under the Plan or any Award Agreement does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to award stock benefits under previously approved plans or to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6    Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements or up to such Participant’s highest marginal tax rate. Otherwise, if the participant does not pay the tax due in a timely manner, as determined by the Committee, the Company reserves the right to cancel the grant to that participant.

Section 7.9    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11    Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12    No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13    Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Pennsylvania, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14    Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15    Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16    Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Manager of Human Resources and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, failure to pay all taxes due in a timely manner, as determined by the Committee, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section 7.18    Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19    Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1     In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)    “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)    “Board” means the Board of Directors of the Company.

(e)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)    “Committee” means the Committee acting under Article 5.

(j)    “Director” means a member of the Board of Directors of the Company or a Subsidiary. A “Director Emeritus” shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as an adviser.

(k)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l)    “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(m)    “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(n)    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q)    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)    “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(s)    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)    a material diminution in Participant’s base compensation;

(ii)    a material diminution in Participant’s authority, duties or responsibilities;

(iii)    a change in the geographic location at which Participant must perform his or her duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)    in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(t)    “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(u)    “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(v)    “ISO” has the meaning ascribed to it in Section 2.1(a).

(w)    “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(x)    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(y)    “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(z)    “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(aa)    “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4. (bb) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(cc)    “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65 (or age 72 as a Director) and the completion of five years of service with the Company or the Bank, provided, however, that years of service with any predecessor to the Company or the Bank shall not be considered for purposes of determining Retirement under the Plan. Unless otherwise specified in an Award Agreement, if an individual is both an Employee and a Director, “Retirement” means retirement from employment or service on or after attainment of age 65 and the completion of five years of service with the Company or the Bank, provided, however, that years of service with any predecessor to the Company or the Bank shall not be considered for purposes of determining Retirement under the Plan. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(dd)    “SEC” means the United States Securities and Exchange Commission.

(ee)    “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ff)    “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(gg)    “Stock” means the common stock of the Company, $0.01 par value per share.

(hh)    “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ii)    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(jj)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.

(kk)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    indications of time of day mean Eastern Time;

(f)    “including” means “including, but not limited to”;

(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

100 LIBERTY STREET P.O. BOX 128 WARREN, PA 16365-2353

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 17, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on April 17, 2018.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E36581-P01092-Z71632                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY THIS REVOCABLE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHWEST BANCSHARES, INC.		For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following: Vote on Directors		☐	☐	☐

1. The election as directors of all nominees listed below (except as marked to the contrary at the right).
Nominees:
01) Philip M. Tredway
02) Deborah J. Chadsey
03) Timothy M. Hunter
04) Ronald J. Seiffert
Vote on Proposals					.
The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2018.						☐	☐	☐
3. An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.						☐	☐	☐
4. The approval of the Northwest Bancshares, Inc. 2018 Equity Incentive Plan.						☐	☐	☐

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Meeting, a Proxy Statement dated March 6, 2018 and audited financial statements.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. In the case of joint owners, only one signature is required. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Summary Annual Report, Annual Report on Form 10-K and Proxy Card are available at www.proxyvote.com.

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REVOCABLE PROXY

NORTHWEST BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 18, 2018

The signer(s) on the reverse side hereby appoint(s) the official proxy committee, consisting of the entire Board of Directors, with full powers of substitution, to act as attorneys and proxies, to vote all shares of Common Stock of the Company which the signer(s) is/are entitled to vote at the 2018 Annual Meeting of Stockholders ("Meeting") to be held on April 18, 2018 at The Struthers Library Theatre, located at 302 W. Third Avenue, Warren, Pennsylvania, at 11:00 a.m., Eastern Time. The official proxy committee is authorized to cast all votes to which the signer(s) is/are entitled as indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the signer(s) be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

100 LIBERTY STREET P.O. BOX 128 WARREN, PA 16365-2353

INSTRUCT BY INTERNET - www.proxyvote.com or scan QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 13, 2018. Have your vote authorization form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, vote authorization forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

INSTRUCT BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 13, 2018. Have your vote authorization form in hand when you call and then follow the instructions.

INSTRUCT BY MAIL

Mark, sign and date your vote authorization form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your vote authorization form must be received by 11:59 p.m. Eastern Time on April 13, 2018.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E36583-P01092-Z71632                         KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY THIS VOTE AUTHORIZATION FORM IS VALID ONLY WHEN SIGNED AND DATED.

NORTHWEST BANCSHARES, INC. NORTHWEST BANK 2015 AMENDED AND		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
RESTATED 401(K) PLAN VOTE AUTHORIZATION FORM
The Board of Directors recommends you issue voting instructions FOR the following:		☐	☐	☐
Vote on Directors
1. The election as directors of all nominees listed below (except as marked to the contrary at the right).
Nominees:
01) Philip M. Tredway
02) Deborah J. Chadsey
03) Timothy M. Hunter
04) Ronald J. Seiffert
Vote on Proposals					.

The Board of Directors recommends you issue voting instructions FOR the following proposals:						For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2018.						☐	☐	☐
3. An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement.						☐	☐	☐
4. The approval of the Northwest Bancshares, Inc. 2018 Equity Incentive Plan.						☐	☐	☐

The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of the Notice of the Notice of the Meeting, a Proxy Statement dated March 6, 2018 and audited financial statements.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX]	Date

NORTHWEST BANCSHARES, INC. CONFIDENTIAL VOTING INSTRUCTION

Solicited on behalf of the Trustee of the Northwest Bank 2015 Amended and Restated 401(k) Plan (401(k) Plan)

I understand that I have the right to direct the Trustee for the 401(k) Plan to vote all shares of Common Stock of Northwest Bancshares, Inc. held in my account in the 401(k) Plan. I have been advised that my voting instructions are solicited for the Annual Meeting of Stockholders of Northwest Bancshares, Inc. to be held on April 18, 2018 or an adjournment or postponement thereof.

If any other business is brought before the meeting, the vote authorization form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Trustee knows of no other business to be brought before the meeting.

The Trustee of the 401(k) Plan is hereby authorized to vote my proportionate interest in the 401(k) Plan as indicated on the reverse side. If I do not return this form in a timely manner, shares representing my interest in said plan will be voted in the same proportion as shares for which proper instructions have been received. If I direct the Trustee to ABSTAIN, shares representing my interest in the 401(k) Plan will not be voted.

IF NO INSTRUCTIONS ARE SPECIFIED AND THE VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THE VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS STATED ON THE REVERSE SIDE.

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated March 6, 2018, Audited Financial Statements and the Vote Authorization Form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Summary Annual Report, Annual Report on Form 10-K and Vote Authorization Form are available at www.proxyvote.com.

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VOTE AUTHORIZATION FORM

NORTHWEST BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 18, 2018

The signer on the reverse side hereby directs the 401(k) Plan Trustee to vote all shares of Common Stock of Northwest Bancshares Inc. held in the signer’s 401(k) Plan account at the 2018 Annual Meeting of Stockholders (“Meeting”) to be held on April 18, 2018 at The Struthers Library Theatre, located at 302 W. Third Avenue, Warren, Pennsylvania, at 11:00 a.m., Eastern Time. The 401(k) Plan Trustee is authorized to cast all votes with respect to the shares held in this account as indicated on the reverse side.

THIS VOTE AUTHORIZATION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AND THIS VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS VOTE AUTHORIZATION FORM WILL BE VOTED BY THE 401(k) PLAN TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE 401(k) PLAN. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS VOTE AUTHORIZATION FORM IS SOLICITED BY THE 401(k) PLAN TRUSTEE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)